                                                                    EXHIBIT 99.1


                      AGREEMENT AND PLAN OF REORGANIZATION


                                 BY AND BETWEEN

                       CYPRESS SEMICONDUCTOR CORPORATION,

                                      AND

                             SILICON LIGHT MACHINES


                           DATED AS OF JULY 21, 2000
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                               TABLE OF CONTENTS
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                                                                                                PAGE
                                                                                                ----

ARTICLE I THE MERGER.............................................................................2

        1.1    The Merger........................................................................2
        1.2    Effective Time....................................................................2
        1.3    Effect of the Merger..............................................................2
        1.4    Articles of Incorporation; Bylaws.................................................2
        1.5    Directors and Officers............................................................3
        1.6    Merger Consideration..............................................................3
        1.7    Dissenting Shares for Holders of Company Capital Stock...........................10
        1.8    Surrender of Certificates; Exchange Agent........................................11
        1.9    Capital Stock of Merger Sub......................................................15
        1.10   Adjustments to Exchange Ratio....................................................15
        1.11   Tax Consequences.................................................................15

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................................16

        2.1    Organization of the Company......................................................16
        2.2    Company Capital Structure........................................................16
        2.3    Subsidiaries.....................................................................17
        2.4    Authority........................................................................17
        2.5    Company Financial Statements.....................................................18
        2.6    No Undisclosed Liabilities.......................................................19
        2.7    No Changes.......................................................................19
        2.8    Tax and Other Returns and Reports................................................21
        2.9    Restrictions on Business Activities..............................................22
        2.10   Title to Properties; Absence of Liens and Encumbrances...........................22
        2.11   Intellectual Property............................................................23
        2.12   Agreements, Contracts and Commitments............................................27
        2.13   Interested Party Transactions....................................................29
        2.14   Compliance with Laws.............................................................29
        2.15   Litigation.......................................................................29
        2.16   Insurance........................................................................29
        2.17   Minute Books.....................................................................30
        2.18   Environmental Matters............................................................30
        2.19   Brokers' and Finders' Fees; Third Party Expenses.................................31
        2.20   Employee Matters and Benefit Plans...............................................31
        2.21   Accounts Receivable..............................................................35
        2.22   No Material Adverse Change.......................................................35
        2.23   Board Approval...................................................................35
        2.24   Representations Complete.........................................................36
        2.25   Solicitation of Stockholders.....................................................36
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                               TABLE OF CONTENTS
                                  (continued)
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
ARTICLE III REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB.............................36

        3.1    Organization, Standing and Power.................................................36
        3.2    Authority........................................................................36
        3.3    Capital Structure................................................................37
        3.4    SEC Documents; Parent Financial Statements.......................................38
        3.5    Litigation.......................................................................38
        3.6    Brokers' and Finders' Fees.......................................................38
        3.7    No Material Adverse Change.......................................................38
        3.8    Representations Complete.........................................................38
        3.9    Information Statement............................................................39

ARTICLE IV CONDUCT PRIOR TO THE EFFECTIVE TIME..................................................39

        4.1    Conduct of Business of the Company...............................................39
        4.2    No Solicitation..................................................................41

ARTICLE V ADDITIONAL AGREEMENTS.................................................................42

        5.1    Fairness Hearing; Stockholder Approval...........................................42
        5.2    Access to Information............................................................45
        5.3    Confidentiality..................................................................45
        5.4    Expenses.........................................................................46
        5.5    Public Disclosure................................................................46
        5.6    Consents.........................................................................46
        5.7    FIRPTA Compliance................................................................46
        5.8    Reasonable Efforts...............................................................46
        5.9    Notification of Certain Matters..................................................47
        5.10   Pooling Accounting...............................................................47
        5.11   Company Affiliate Agreements.....................................................47
        5.12   New York Stock Exchange Listing..................................................48
        5.13   S-8 Registration.................................................................48
        5.14   401(k) Plan, Investors Rights Agreement and Management Rights Letter
               Agreement........................................................................48
        5.15   Additional Documents and Further Assurances......................................48
        5.16   Section 368 Election.............................................................48
        5.17   Employee Compensation............................................................48
        5.18   Indemnification..................................................................48

ARTICLE VI CONDITIONS TO THE MERGER.............................................................49

        6.1    Conditions to Obligations of Each Party to Effect the Merger.....................49
        6.2    Additional Conditions to Obligations of the Company..............................50
        6.3    Additional Conditions to the Obligations of Parent and Merger Sub................51
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                               TABLE OF CONTENTS
                                  (continued)
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ARTICLE VII SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ESCROW..................................53

        7.1    Survival of Representations and Warranties.......................................53
        7.2    Escrow Arrangements..............................................................54

ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER..................................................62

        8.1    Termination......................................................................62
        8.2    Effect of Termination............................................................63
        8.3    Amendment........................................................................63
        8.4    Extension; Waiver................................................................63

ARTICLE IX GENERAL PROVISIONS...................................................................63

        9.1    Notices..........................................................................63
        9.2    Interpretation...................................................................65
        9.3    Counterparts.....................................................................65
        9.4    Entire Agreement; Assignment.....................................................65
        9.5    Severability.....................................................................65
        9.6    Other Remedies...................................................................66
        9.7    Governing Law....................................................................66
        9.8    Rules of Construction............................................................66
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                                      iii

                      AGREEMENT AND PLAN OF REORGANIZATION

        This AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made and entered into as of July _____, 2000 by and between Cypress Semiconductor Corporation, a Delaware corporation ("Parent"), and Silicon Light Machines, a California corporation (the "Company"), and with respect to Article VII hereof only, U. S. Bank Trust, N. A. (the "Escrow Agent") and Dave B. Corbin (the "Securityholder Agent").

                                    RECITALS

        A. The Boards of Directors of each of the Company and Parent believe it is in the best interests of their respective company and their respective stockholders that Parent acquire the Company through the statutory merger of Silicon Acquisition Corp., a California corporation to be formed by Parent as a wholly-owned subsidiary of Parent ("Merger Sub"), with and into the Company (the "Merger") and, in furtherance thereof, have approved the Merger.

        B. Pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of common, preferred and other capital stock of the Company ("Company Capital Stock") and all outstanding options, warrants or other rights to acquire or receive shares of Company Capital Stock shall be converted into shares of voting common stock of Parent ("Parent Common Stock"), or options, warrants or rights to acquire or receive shares of Parent Common Stock on the terms and conditions described in this Agreement.

        C. A portion of the shares of Parent Common Stock otherwise issuable by Parent in connection with the Merger shall be placed in escrow by Parent, the release of which shares shall be contingent upon certain events and conditions, all as set forth in Article VII hereof.

        D. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

        E. It is further intended by the parties hereto that the Merger shall qualify for accounting treatment as a pooling of interests.

        F. Concurrently with the execution of this Agreement, as a condition and inducement for Parent's willingness to enter into this Agreement, certain affiliates of the Company are entering into Voting Agreements in substantially the form attached hereto as Exhibit A (the "Voting Agreements").

        G. The Company and Parent desire to make certain representations and warranties and other agreements in connection with the Merger.

        NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, intending to be legally bound hereby the parties agree as follows:

                                    ARTICLE I

                                   THE MERGER

        1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the California Corporations Code ("California Law"), Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation. The surviving corporation after the Merger is sometimes referred to hereinafter as the "Surviving Corporation."

        1.2 Effective Time. Unless this Agreement is earlier terminated pursuant to Section 8.1, the closing of the Merger (the "Closing") will take place as promptly as practicable, but no later than two (2) business days following satisfaction or waiver of the conditions set forth in Article VI, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, unless another place or time is agreed to in writing by Parent and the Company. The date upon which the Closing actually occurs is herein referred to as the "Closing Date." On the Closing Date, the parties hereto shall cause the Merger to be consummated by filing an Agreement of Merger in such form as shall be agreed upon by Parent, Merger Sub and the Company (the "Agreement of Merger") with the Secretary of State of the State of California in accordance with the relevant provisions of applicable California Law (the effective time of the Merger designated by the Secretary of State of California being referred to herein as the "Effective Time").

        1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of California Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

        1.4 Articles of Incorporation; Bylaws.

               (a) Unless otherwise determined by Parent prior to the Effective Time, at the Effective Time, the Articles of Incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with California Law and as provided in such Articles of Incorporation; provided, however, that at the Effective Time, Article I of the Articles of Incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as follows: "The name of the corporation is `Silicon Light Machines'"

               (b) Unless otherwise determined by Parent prior to the Effective Time, the Bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation at the Effective Time, until thereafter amended in accordance with California Law and as provided in the Articles of Incorporation of the Surviving Corporation and such Bylaws.

        1.5 Directors and Officers. Unless otherwise determined by Parent prior to the Effective Time, the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold the office of a director of the Surviving Corporation in accordance with the provisions of California Law and the Articles of Incorporation and Bylaws of the Surviving Corporation until their successors are duly elected and qualified. The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the provisions of the Bylaws of the Surviving Corporation.

        1.6 Merger Consideration

               (a) Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

        "Aggregate Common Stock Share Number" is defined in Section 1.6(c)(iii).

        "Aggregate First Tier Preferred Stock Share Number" shall be equal to the sum of the Aggregate First Tier Series A Share Number, plus the Aggregate First Tier Series B Share Number, plus the Aggregate First Tier Series C Share Number, plus the Aggregate First Tier Series D Share Number.

        "Aggregate First Tier Series A Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series A Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series A First Tier Preferential Consideration.

        "Aggregate First Tier Series B Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series B Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series B First Tier Preferential Consideration.

        "Aggregate First Tier Series C Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series C Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series C First Tier Preferential Consideration.

        "Aggregate First Tier Series D Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series D Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series D First Tier Preferential Consideration.

        "Aggregate Second Tier Preferred Stock Share Number" shall be equal to the sum of the Aggregate Second Tier Series B Share Number, plus the Aggregate Second Tier Series C Share Number, plus the Aggregate Second Tier Series D Share Number.

        "Aggregate Second Tier Series B Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series B Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series B Second Tier Preferential Consideration.

        "Aggregate Second Tier Series C Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series C Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series C Second Tier Preferential Consideration.

        "Aggregate Second Tier Series D Share Number" shall mean the total portion of the Aggregate Share Number to be issued in respect of the Series D Preferred Stock, other than any such shares held by Parent or its subsidiaries, in satisfaction of the Series D Second Tier Preferential Consideration.

        "Aggregate Share Number" shall mean 3,712,907 shares of Parent Common Stock, subject to any adjustment required by Section 1.10.

        "Company Common Stock" shall mean shares of common stock of the Company, without par value, issued and outstanding as of the Effective Time (other than any such shares held by Parent or its subsidiaries) .

        "Company Common Stock Exchange Ratio" is defined in Section 1.6(c)(iii).

        "Company Convertible Securities" shall mean the Company Options, the Company Warrants, and any other warrants, convertible notes or other rights to acquire or receive shares of Company Capital Stock.

        "Company Options" shall mean all issued and outstanding options to purchase or otherwise acquire Company Capital Stock (whether or not vested) held by employees or directors of or consultants to Company.

        "Company Preferred Stock" shall mean shares of the Company's Series A, B, C, and D Preferred Stock (other than any Company Series A, B, C, and D Preferred Stock held by Parent or its subsidiaries).

        "Company Stockholders" shall mean holders of any shares of Company Common Stock or Company Preferred Stock immediately prior to the Effective Time.

        "Escrow Amount" shall mean that number of shares of Parent Common Stock equal to five percent (5%) of the Aggregate Share Number.

        "First Tier Preferential Consideration" is defined in Section 1.6(c)(i).

        "Series A Preferred Stock Value" shall mean an amount equal to
$0.7575757

        "Series B Preferred Stock Value" shall mean an amount equal to $1.875.

        "Series C Preferred Stock Value" shall mean an amount equal to $2.70.

        "Series D Preferred Stock Value" shall mean an amount equal to $1.30.

        "Outstanding Company Common Shares" shall mean the Total Outstanding Shares amount less the sum of (i) the Outstanding Series A Preferred Stock Number, plus (ii) the Outstanding Series B Preferred Stock Number, plus (iii) the Outstanding Series C Preferred Stock Number, plus (iv) the Outstanding Series D Preferred Stock Number.

        "Outstanding Series A Preferred Stock Number" is the aggregate number of shares of Company Series A Preferred Stock issued and outstanding as of the Closing, or which are issuable upon the exercise of any unexercised rights to convert Company Convertible Securities into Series A Preferred Stock which are issued and outstanding as of the Closing.

        "Outstanding Series B Preferred Stock Number" is the aggregate number of shares of Company Series B Preferred Stock issued and outstanding as of the Closing, or which are issuable upon the exercise of any unexercised rights to convert Company Convertible Securities into Series B Preferred Stock which are issued and outstanding as of the Closing.

        "Outstanding Series C Preferred Stock Number" is the aggregate number of shares of Company Series C Preferred Stock issued and outstanding as of the Closing, or which are issuable upon the exercise of any unexercised rights to convert Company Convertible Securities into Series C Preferred Stock which are issued and outstanding as of the Closing.

        "Outstanding Series D Preferred Stock Number" is the aggregate number of shares of Company Series D Preferred Stock issued and outstanding as of the Closing, or which are issuable upon the exercise of any unexercised rights to convert Company Convertible Securities into Series D Preferred Stock which are issued and outstanding as of the Closing.

        "Parent Common Stock Price" shall mean the closing price per share of Parent Common Stock on the New York Stock Exchange on the third (3rd) trading day immediately preceding the Closing Date.

        "Second Tier Preferential Consideration" is defined in Section
1.6(c)(ii).

        "Series A First Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to (x) the Series A Preferred Stock Value plus an amount equal to all declared but unpaid dividends on each share of Series A Preferred Stock to the date fixed for distribution, divided by
(y) the Parent Common Stock Price.

        "Series A Preferred Stock Exchange Ratio" shall be equal to the Series A First Tier Preferential Consideration.

        "Series B First Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series B Preferred Stock Value plus an amount equal to all declared but unpaid dividends on each share of Series A Preferred Stock to the date fixed for distribution, divided by (y) the Parent Common Stock Price.

        "Series B Preferred Stock Exchange Ratio" shall be equal to the Series B First Tier Preferential Consideration plus the Series B Second Tier Preferential Consideration.

        "Series B Second Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series B Preferred Stock Value divided by (y) the Parent Common Stock Price.

        "Series C First Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series C Preferred Stock Value plus an amount equal to all declared but unpaid dividends on each share of Series A Preferred Stock to the date fixed for distribution. divided by (y) the Parent Common Stock Price.

        "Series C Preferred Stock Exchange Ratio" shall be equal to the Series C First Tier Preferential Consideration plus the Series C Second Tier Preferential Consideration.

        "Series C Second Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series C Preferred Stock Value divided by (y) the Parent Common Stock Price.

        "Series D First Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series D Preferred Stock Value plus an amount equal to all declared but unpaid dividends on each share of Series A Preferred Stock to the date fixed for distribution, divided by (y) the Parent Common Stock Price.

        "Series D Preferred Stock Exchange Ratio" shall be equal to the Series D First Tier Preferential Consideration plus the Series D Second Tier Preferential Consideration.

        "Series D Second Tier Preferential Consideration" shall mean the number of shares of the Aggregate Share Number equal to the quotient of (x) the Series D Preferred Stock Value divided by (y) the Parent Common Stock Price.

        "Total Outstanding Shares" means the aggregate number of shares of Company Common Stock outstanding immediately prior to the Effective Time, plus the aggregate number of shares of Company Preferred Stock outstanding immediately prior to the Effective Time, and plus the aggregate number of shares of the Company Common or Preferred Stock issuable, with or without the passage of time or satisfaction of other conditions, upon exercise of the rights to obtain such shares pursuant to Company Convertible Securities immediately prior to the Effective Time.

               (b) Total Number of Shares of Parent Common Stock To Be Issued. In connection with the Merger, the maximum number of shares of Parent Common Stock (including Parent Common Stock to be reserved for issuance upon exercise of any of the Company's Convertible Securities assumed by Parent) to be issued in exchange for the acquisition by Parent of all Company Capital Stock, including without limitation, all unexpired and unexercised options (vested and unvested), warrants or other rights to acquire Company common or preferred stock, shall be the Aggregate Share Number (the "Merger Consideration"); provided that (1) such maximum number shall be adjusted to the extent required by Section 1.10 below, and (2) all such shares shall be subject to any restrictions on transfer, provisions for release from risk of forfeiture, and vesting schedules as were immediately prior to the Merger, attendant to the Company Capital Stock for which they were exchanged in the Merger. Subject to the terms and conditions of this Agreement, as of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holder of any shares of the Company Capital Stock, each share of the Company Capital Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as defined in Section 1.7) will be canceled and extinguished and be converted automatically into the right to receive, upon surrender of the Company Certificate therefor, such number of shares of Parent Common Stock as is equal to the Series A Preferred Stock Exchange Ratio, the Series B Preferred Stock Exchange Ratio, the Series C Preferred Stock Exchange Ratio, the Series D Preferred Stock Exchange Ratio or the Company Common Stock Exchange Ratio, as the case may be, in the manner described in Section 1.8, below.

               (c) Calculation of Exchange Ratio Components.

                      (i) First Tier Preferred Stock Preferential Consideration. Prior and in preference to any distribution in respect of any shares of Company Capital Stock, as the "First Tier Preferential Consideration," the holders of Company Series A Preferred Stock, Company Series B Preferred Stock, Company Series C Preferred Stock and Company Series D Preferred Stock shall be entitled to receive the following:

                          (A) Series A First Tier Preferential Consideration.
Each share of the outstanding Company Series A Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series A First Tier Preferential Consideration.

                          (B) Series B First Tier Preferential Consideration.
Each share of the outstanding Company Series B Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series B First Tier Preferential Consideration.

                          (C) Series C First Tier Preferential Consideration.
Each share of the outstanding Company Series C Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series C First Tier Preferential Consideration.

                          (D) Series D First Tier Preferential Consideration.
Each share of the outstanding Company Series D Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series D First Tier Preferential Consideration.

If the total number of shares of Parent Common Stock that would otherwise be issued as the First Tier Preferential Consideration pursuant to this Subsection
(i) exceeds the Aggregate Share Number, then the number of shares of the Aggregate Share Number into which each share of the Company

Series A Preferred Stock, Company Series B Preferred Stock, Company Series C Preferred Stock, and Company Series D Preferred Stock shall be converted pursuant to this Subsection (i) shall be reduced ratably in proportion to the number of shares of the Aggregate Share Number into which such share would otherwise be converted pursuant to this Subsection (i), in order to ensure that the Aggregate First Tier Preferred Stock Share Number will not exceed the Aggregate Share Number.


                      (ii) Second Tier Preferential Consideration. If and only if the Aggregate Share Number exceeds the Aggregate First Tier Preferred Stock Share Number, then prior to, in preference to any distribution of such excess in respect of any other shares of the Company Capital Stock and in addition to the Preferred Stock First Tier Preferential Consideration, as the "Second Tier Preferential Consideration" each outstanding share of Company Series B Preferred Stock, Company Series C Preferred Stock and Company Series D Preferred Stock shall also be converted into the right to receive the following:

                          (A) Series B Second Tier Preferential Consideration.
Each share of the outstanding Company Series B Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall also be converted into the right to receive the Series B Second Tier Preferential Consideration.

                          (B) Series C Second Tier Preferential Consideration.
Each share of the outstanding Company Series C Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series C Second Tier Preferential Consideration.

                          (C) Series D Second Tier Preferential Consideration.
Each share of the outstanding Company Series D Preferred Stock, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive the Series D Second Tier Preferential Consideration.

If the total number of shares of Parent Common Stock that would otherwise be issued as the Second Tier Preferential Consideration pursuant to this Subsection
(ii) exceeds the Aggregate Share Number minus the Aggregate First Tier Preferred Stock Share Number, then the number of shares of the Aggregate Share Number into which each share of the Company Series B Preferred Stock, Company Series C Preferred Stock, and Company Series D Preferred Stock shall be converted pursuant to this Subsection (ii) shall be reduced ratably in proportion to the number of shares of the Aggregate Share Number into which such share would otherwise be converted pursuant to this Subsection (ii), in order to ensure that the Aggregate Second Tier Preferred Stock Share Number will not exceed the Aggregate Share Number less the Aggregate First Tier Preferred Stock Share Number to be distributed pursuant to Subsection (i).


                      (iii) Company Common Stock Consideration. If and only if the Aggregate Share Number exceeds the sum of the Aggregate First Tier Preferred Stock Share Number and the Aggregate Second Tier Preferred Stock Share Number, then each share of the Outstanding Company Common Shares, other than any such shares held by Parent or its subsidiaries, shall be converted into the right to receive that number of shares of the Aggregate Share Number equal to the quotient derived by dividing (i) an amount equal to the Aggregate Share Number, less the Aggregate First Tier Preferred Stock Share Number less the Aggregate Second Tier Preferred Stock Share Number, by (ii) the Outstanding Company Common Shares. The number of shares of the Aggregate Share Number into which each share of the Outstanding Company Common Shares will be converted is herein referred to as the "Common Stock Exchange Ratio" and the total number of shares of the Aggregate Share Number which will be issued, or reserved for issuance, with respect to the Outstanding Company Common Shares is herein referred to as the "Aggregate Common Stock Share Number."

Notwithstanding the foregoing provisions of this Section 1.6, in no event shall the total number of shares received by the holders of the issued and outstanding shares of the Company Capital Stock exceed the Aggregate Share Number minus that portion of the Aggregate Share Number that must be reserved for the issuance of Parent Common Stock upon exercise of the Company Options and Company Warrants assumed by Parent in accordance with Sections 1.6(d) and 1.6(e), below; and in no event shall the total number of shares of Parent Common Stock issued or issuable in connection with the Merger exceed the Aggregate Share Number.

               (d) Assumption of Company Options. At the Effective Time, each outstanding Company Option issued pursuant to Company's 1994 Stock Plan and 1997 Stock Plan (the "Option Plans") or otherwise, whether vested or unvested, without further action by the holder thereof, (i) will not automatically accelerate, (ii) will be assumed by Parent in connection with the Merger, (iii) shall continue to have, and be subject to, the same terms and conditions as were applicable to such Company Option immediately prior to the Effective Time (including, but not limited to, any repurchase rights or vesting provisions), except that (A) such Company Option shall be exercisable for that number of whole shares of Parent Common Stock that the holder of the Company Option would have received had the Company Option been fully vested and exercised immediately prior to the Effective Time, and (B) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Option shall be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Company Option was exercisable immediately prior to the Effective Time by the Common Stock Exchange Ratio (rounded up to the nearest whole cent). It is the intention of the parties hereto that the Company Options converted into options to acquire Parent Common Stock following the Closing pursuant to this Section 1.6 will, to the extent permitted by applicable law, qualify as incentive stock options as defined in
Section 422 of the Code, to the extent any such Company Options qualified as incentive stock options immediately prior to the Effective Time. Said assumed options shall be unvested (if not exchanged for a Company Option that was vested prior to the Merger) and shall retain their existing vesting schedule under, and be subject to the other terms and conditions of, the Option Plans.

               (e) Warrant Exchange. At the Effective Time, each outstanding Company Warrant, without further action by the holder thereof, (i) will be assumed by Parent in connection with the Merger, (ii) shall continue to have, and be subject to, the same terms and conditions as were applicable to such Company Warrant immediately prior to the Effective Time (including, but not limited to, any repurchase rights or vesting provisions), except that (A) such Company Warrant shall be exercisable for that number of whole shares of Parent Common Stock that the holder of the Company Warrant would have received had the Company Warrant been fully exercisable and exercised immediately prior to the Effective Time, and (B) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Warrant shall be equal to the quotient determined by dividing the exercise price per share of Company Capital Stock at which such Company Option was exercisable immediately prior to the Effective Time by the exchange ratio for such class of Company Capital Stock as determined pursuant to Section 1.6, above, rounded up to the nearest whole cent).

               (f) Withholding Taxes. Any shares of Parent Common Stock issuable pursuant to Section 1.6(b) shall be subject to, and reduced by, the amount of any state, federal and foreign withholding taxes incurred (and not previously paid by or on behalf of Company) in connection with the acquisition of capital stock upon the exercise of Company Options, the acceleration of vesting of any Company Capital Stock or Company Options, or the payment of a bonus, if any.

               (g) Fractional Shares. No fractional share of Parent Common Stock shall be issued in the Merger. In lieu thereof, each holder of shares of Company Capital Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall be entitled to receive from Parent an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) $47.358.

               (h) Cancellation of Parent-Owned and Company-Owned Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any of the parties hereto, each share of Company Capital Stock owned by Parent, Merger Sub, Company or any direct or indirect wholly-owned subsidiary thereof immediately prior to the Effective Time, shall be cancelled and extinguished without any conversion thereof or consideration therefor.

               (i) Capital Stock of Merger Sub. At the Effective Time, by virtue of the Merger and without any action on the part of any of the parties hereto, each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

        1.7 Dissenting Shares for Holders of Company Capital Stock.

               (a) Notwithstanding any provision of this Agreement to the contrary, any shares of Company Capital Stock held by a holder who has demanded and perfected appraisal rights for such shares in accordance with California Law and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal rights ("Dissenting Shares"), shall not be converted into or represent a right to receive Parent Common Stock pursuant to Section 1.6, but the holder thereof shall only be entitled to such rights as are granted by California Law.

               (b) Notwithstanding the provisions of subsection (a), if any holder of shares of Company Capital Stock who demands appraisal of such shares under California Law shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the later of the Effective Time and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive Parent Common Stock as provided in Section 1.6 (and subject to the provisions of Section 7.2 hereof), without interest thereon, upon surrender of the certificate representing such shares of Company Capital Stock (the "Company Certificate").

               (c) The Company shall give Parent (i) prompt notice of any written demands for appraisal of any shares of Company Capital Stock, withdrawals of such demands, and any other instruments related to such demands served pursuant to California Law and received by the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under California Law. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal of Company Capital Stock or offer to settle or settle any such demands. All Parent Common Stock that otherwise would have been issued to any Company Stockholders exercising appraisal rights (including the escrowed shares) shall be sold and used for the payment of the amounts owing to such Company Stockholders. In addition, if the proceeds from such sale of stock that a Company Stockholder would have otherwise received is insufficient to fund the amount owing to such Company Stockholder then Parent shall have full recourse to the Escrow Fund (as defined in Section 7.2(a) for the amount of such shortfall, if any. If any shares of Parent Common Stock constituting the Merger Consideration to be distributed to the holder of Dissenting Shares are not sold to fund the cash consideration to be paid to such dissenter, then said remaining shares shall be delivered to the Securityholder Agent, added to the Escrow Fund, and held and distributed from the Escrow Fund in accordance with Section 1.6.

        1.8 Surrender of Certificates; Exchange Agent. The transfer agent of Parent (or another entity reasonably acceptable to Parent and the Company) shall serve as exchange agent (the "Exchange Agent") in the Merger.

               (a) Parent to Provide Parent Common Stock.

                      (i) Delivery of Stock to the Exchange Agent and the Escrow Agent. At the Closing, Parent shall (i) make available to the Exchange Agent, for exchange for the Company Common Stock and Company Preferred Stock outstanding immediately preceding the Effective Time in accordance with this
Article I, that amount of the Aggregate Share Number issuable to Company Stockholders with respect to such Company Common Stock and Company Preferred Stock equal to the Aggregate Share Number to be received by said Company Stockholders on account of said Company Common Stock and Company Preferred Stock less the Escrow Amount attributable to said Company Common Stock and Company Preferred Stock; and (ii) make available to the Escrow Agent, as the Escrow Fund pursuant to Article VII, that amount of the Aggregate Share Number equal to the Escrow Amount attributable to the Company Common Stock and Company Preferred Stock.

                      (ii) Treatment of Escrow Fund Share for the Company Options and Company Warrants. For the purposes of the Escrow Fund (but only the Escrow Fund), that amount of the Escrow Amount attributable to the Company Options and Company Warrants shall be treated as follows:

                          (A) The holder of a Company Option and/or Company
Warrant assumed by Parent in the Merger shall be deemed to be the holder of the number and character of the Aggregate Share Number that will be received upon any exercise of the Company Option and/or Company Warrant after the Effective Time and that percentage, if any, of such shares as would have been placed in the escrow pursuant to Section 1.8 had the Company Option or Warrant been exercised at the Effective Time shall be deemed to be contributed for the account of said holder to the Escrow Fund for the purposes of making computations and distributions under Section 7.2 of this Agreement. Notwithstanding the foregoing, unless and until the assumed Company Option or Company Warrant is actually exercised in accordance with its terms, Parent shall have no obligation (i) to actually issue any of its Common Stock on account of such Company Option or Company Warrant, (ii) to actually place any shares on account of such Company Option or Company Warrant in the Escrow Fund, (iii) to treat the holder of such Company Option or Company Warrant as the holder of outstanding Parent Common Stock. Upon exercise of such assumed Company Option or Company Warrant, that percentage, if any, of such shares as would have been placed in the escrow pursuant to Section 1.8 had the Company Option or Warrant been exercised at the Effective Time shall be deposited with the Escrow Agent and held and disbursed (as if originally so deposited at the time of the Merger) in accordance with Section 7.2.

                          (B) If any claim is made in accordance with this
Agreement upon the Escrow Fund prior to the exercise of a Company Option or Company Warrant, then Parent shall be entitled to cancel a portion of the purchase rights under any applicable Company Option or Company Warrant to the same extent as it would be entitled at such time to receive the shares that would have been escrowed on account of such Company Option or Company Warrant had the Company Option or Company Warrant been exercised immediately following the Effective Time. The aggregate exercise price under any such Company Option and Company Warrant shall remain unchanged and the per share exercise price shall be appropriately adjusted to reflect any such cancellation.

                          (C) For the purpose of determining the number of
shares to be deducted from the Escrow Amount to satisfy any claim against such amounts, the vested and unvested portions of any Company Options which are part (or deemed to be part) of the Escrow Fund shall be treated as if held by different holders. As an example of the foregoing, if 70% of a holder's Company Options deemed to be included in the Escrow Fund are unvested and 30% are vested, and there is a claim against the Escrow Fund equal to one percent (1%) of the Escrow Fund prior to the exercise of such Company Options, then 1% of the number of shares deemed escrowed on account of the holder's vested Company Options shall be cancelled and no longer subject to issuance upon exercise of the Company Option and 1% of the number of shares deemed escrowed on account of the holder's unvested Company Options shall be cancelled and no longer subject to issuance upon exercise of the Company Option, but the aggregate exercise price required to exercise rights under said Option for the remaining shares shall not be decreased.

                      (iii) Responsibility for Escrow Amount. In determining the shares to be placed in the Escrow Fund on behalf of each holder of Company Capital Stock the parties agree that the Escrow Amount shall be reserved from the Aggregate Share Number distributable to the holders of the Company Capital Stock, the Company Option, and the Company Warrants as follows:

                          (A) first from the Aggregate Common Stock Share
Number;

                          (B) if the Escrow Amount exceeds the Aggregate Common
Stock Share Number, second from the Aggregate Second Tier Preferred Stock Share Number; and

                          (C) if the Escrow Amount exceeds the Aggregate Common
Stock Share Number plus the Aggregate Second Tier Preferred Stock Share Number, lastly from the Aggregate First Tier Preferred Stock Share Number.

        Each holder of Outstanding Company Common Shares (including the shares applicable to the Company Options and Company Warrants) shall be deemed to have respectively contributed to the Escrow Fund, the number of shares of the Aggregate Common Stock Share Number constituting the Escrow Amount in proportion to the holder's respective proportion of the total number of the Aggregate Common Stock Share Number.

        Each holder of Company Series Preferred Stock (or a Company Convertible Security for Company Preferred Stock) shall be deemed to have respectively contributed to the Escrow Fund, the number of shares of the Aggregate Second Tier Preferred Stock Share Number, if any, constituting the Escrow Amount in proportion to the holder's respective proportion of the total number of the Aggregate Second Tier Preferred Stock Share Number.

        Each holder of Company Series Preferred Stock (or a Company Convertible Security for Company Preferred Stock) shall be deemed to have respectively contributed to the Escrow Fund, the number of shares of the Aggregate First Tier Preferred Stock Share Number, if any, constituting the Escrow Amount in proportion to the holder's respective proportion of the total number of the Aggregate First Tier Preferred Stock Share Number.

               (b) Exchange Procedures. As soon as practicable following the Closing, Parent shall cause to be mailed to each Company Stockholder (i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates which immediately prior to the Effective Time represent outstanding shares of Company Capital Stock whose shares are converted into the right to receive such Company Stockholder's portion of the consideration pursuant to Section 1.6, shall pass, only upon delivery of the Company Certificates to the Exchange Agent at the Closing) and
(ii) instructions for use in effecting the surrender of the Company Certificates in exchange for certificates representing such Company Stockholder's pro rata portion of the consideration, and (iii) a Stockholder Certificate (a "Stockholder Certificate") in form specified by Parent and approved prior to the Closing by the Company, which approval shall not be unreasonably withheld, for execution by the Company Stockholder. Upon surrender of a Company Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal and Stockholder Certificate, duly completed and validly executed in accordance with the instructions thereto, the Company Stockholder shall be entitled to receive, and the Exchange Agent shall promptly deliver in exchange therefor, a certificate for the Parent Common Stock ("Parent Certificate") representing the number of whole shares of Parent Common Stock (less the number of shares of Parent Common Stock to be deposited in the Escrow Fund on such holder's behalf pursuant to Section 1.8(b) and Article 7 hereof) to which such holder is entitled pursuant to Section 1.6, and the Company Certificate so surrendered shall forthwith be canceled. As soon as practicable after the Effective Time, and subject to and in accordance with the provisions of Article VII hereof, Parent shall cause to be distributed to the Escrow Agent (as defined in Article VII) Parent Certificate(s) representing that number of shares of Parent Common Stock that will be deposited in the Escrow Fund, which shares shall be registered in the name of the Escrow Agent. Such shares shall be beneficially owned by the holders on whose behalf such shares were deposited in the Escrow Fund and shall be available to compensate Parent as provided in
Article VII. Until so surrendered, each outstanding Company Certificate that, prior to the Effective Time, represented shares of Company Capital Stock will be deemed from and after the Effective Time, for all corporate purposes, other than the payment of dividends, to evidence the ownership of the number of full shares of Parent Common Stock into which such shares of Company Capital Stock shall have been so converted and the right to receive any dividends or distributions payable pursuant to Section 1.8(d).

               (c) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Company Certificate with respect to the shares of Parent Common Stock represented thereby until the holder of record of such Company Certificate shall surrender such Company Certificate. Subject to applicable law, following surrender of any such Company Certificate, there shall be paid to the record holder of the Parent Certificates representing whole shares of Parent Common Stock issued in exchange therefor, plus the amount of dividends or other distributions (without interest) with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock.

               (d) Transfers of Ownership. If any Parent Certificate is to be issued in a name other than that in which the Company Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Company Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of a Parent Certificate for shares of Parent Common Stock in any name other than that of the registered holder of the Company Certificate surrendered.

               (e) Lost, Stolen or Destroyed Company Certificates. In the event any Company Certificate evidencing shares of Company Capital Stock shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Company Certificates, upon the delivery by the holder thereof of an affidavit of that fact by the holder thereof containing customary indemnification provisions, Parent Certificates representing whole shares of Parent Common Stock to be issued in exchange for such lost, stolen or destroyed Company Certificates.

               (f) No Liability. Notwithstanding anything to the contrary in this Section 1.8, neither Parent nor any party hereto shall be liable to a holder of shares of Parent Common Stock or Company Capital Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

               (g) No Further Ownership Rights in Company Capital Stock. The shares of Parent Common Stock issued in accordance with the terms hereof shall be deemed to be full satisfaction of all rights pertaining to shares of Company Capital Stock outstanding prior to the Effective Time, and there shall be no further registration of transfers on the records of Parent of shares of Company Capital Stock that were outstanding prior to the Effective Time. If, after the Effective Time, any Company Certificate is presented to Parent for any reason, they shall be canceled and exchanged as provided in this Article I.

               (h) Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, Parent, Merger Sub, and the officers and directors of the Company, Parent and Merger Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

        1.9 Capital Stock of Merger Sub. Each share of Common Stock, $0.001 par value per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted immediately upon the Merger into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

        1.10 Adjustments to Exchange Ratio. The Common Stock Exchange Ratio, Series A Preferred Stock Exchange Ratio, Series B Preferred Stock Exchange Ratio, Series C Preferred Stock Exchange Ratio, and Series D Preferred Stock Exchange Ratio determined above shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock, Company Common Stock, or Company Preferred Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Parent Common Stock.

        1.11 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a "plan of reorganization" within the meaning of Section 368 of the Code and Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations. The parties shall not take a position on any tax return inconsistent with this Section.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Subject to such exceptions as are clearly disclosed in the Schedule of Exceptions (referencing the appropriate section number or as otherwise may be obviously or clearly applicable by a reasonable person) supplied by the Company to Parent dated as of the date hereof (the "Company Schedule"), the Company represents and warrants to Parent that the following are true and correct as of the date hereof and shall be true and correct as of the Effective Time, except where the following is expressly stated to be true as of a specified date prior to the Effective Time, in which case it shall, as of the Effective Time, continue to be true as of such specified date):

        2.1 Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has the corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the nature of its business requires it by law to be so qualified. The Company has delivered a true and correct copy of its Articles of Incorporation and Bylaws, each as amended to date, to Parent.

        2.2 Company Capital Structure

               (a) As of the date hereof, the authorized capital stock of the Company consists of 44,859,880 shares of authorized Common Stock, of which 6,595,890 shares are issued and outstanding, and 25,805,939 shares of authorized Preferred Stock, 3,960,000 of which are designated Series A Preferred Stock, all of which shares are issued and outstanding, 4,393,467 of which are designated Series B Preferred Stock, of which 4,266,667 shares are issued and outstanding, 2,592,592 of which are designated Series C Preferred Stock, all of which shares are issued and outstanding, and 14,859,880 of which are designated Series D Preferred Stock, of which 14,103,844 shares are issued and outstanding. Such outstanding Company Capital Stock is held of record by the persons, and in the amounts set forth in Schedule 2.2(a) and is subject only to those restrictions, repurchase rights, limitations, and preferences on distributions, mergers, acquisitions, liquidations and other similar corporate events described in the Articles of Incorporation included in or as otherwise are described in Schedule 2.2(a). The Company has delivered to Parent the address for each such holder as contained in the Company's stock records on the date hereof. All outstanding shares of Company Capital Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of the Company or any agreement to which the Company is a party or by which it is bound.

               (b) The Company has reserved 14,815 shares of Company Common Stock and 91,023 shares of Series B Preferred Stock for issuance pursuant to the warrants described in Schedule 2.2(b) (the "Company Warrants"), all of which Company Warrants are outstanding and unexercised as of the date of this Agreement. Schedule 2.2(b) sets forth for each outstanding Company Warrant, the number of shares and class of Company Common Stock or Company Preferred Stock subject to such warrant, the per share exercise price of such warrant and any vesting schedule for such warrant (including the extent vested to date), and whether the exercisability of such warrant will be accelerated by reason of the transactions contemplated by this Agreement. Schedule 2.2(b) also sets forth the names and addresses of the holders as of the date hereof of each such Company Warrant. The holders of Company Warrants have been or will be given, or shall have properly waived, any required notice prior to the Merger, and all such rights will be terminated at or prior to the Effective Time.

               (c) The Company has reserved an aggregate 11,475,000 shares of Company Common Stock for issuance pursuant to the Option Plans, of which 4,213,810 shares are subject to outstanding, unexercised options, 1,047,190 shares have been issued upon the exercise of options, and the remainder are available for future grant. Schedule 2.2(c) sets forth for each outstanding Company Option, the number of shares of Common Stock subject to such option, the exercise price of such option and the vesting schedule for such option (including the extent vested to date), and whether the exercisability of such option will be accelerated and become exercisable by reason of the transactions contemplated by this Agreement. Schedule 2.2(c) also sets forth the names and addresses of the holders of each such Company Option. The holders of Company Options have been or will be given, or shall have properly waived, any required notice prior to the Merger, and all such rights will be terminated at or prior to the Effective Time.

               (d) Except for the Company Options and Company Warrants described in Schedules 2.2(b) and (c), there are no options, warrants, calls, rights, debt instruments, commitments or agreements of any character, written or oral, to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the Company Capital Stock or obligating the Company to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option, warrant, call, right, debt instrument, commitment or agreement. As a result of the Merger, Parent will be the record and sole beneficial owner of all capital stock of the Company and rights to acquire or receive such capital stock. Except as contemplated by this Agreement or set forth in Schedules 2.2(b) and (c) there are no registration rights agreements, no voting trust, proxy or other agreement or understanding containing any current or future obligations of the Company with respect to any equity security of any class of the Company.

        2.3 Subsidiaries. The Company does not have and has never had any subsidiaries or affiliated companies and does not otherwise own and has never otherwise owned any shares of capital stock or any interest in, or control, directly or indirectly, any other corporation, partnership, association, joint venture or other business entity.

        2.4 Authority. Subject only to the requisite approval of the Merger and this Agreement by the Company's Stockholders, the Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The only vote required of the Company's Stockholders to duly approve the Merger and this Agreement is the affirmative vote of the holders of a majority of the shares of the Company Common Stock outstanding as of the record date for the vote, voting as a class, and the affirmative vote of the holders of a majority of the shares of the Company Preferred Stock, including without limitation the

Company's Series A, B, C, and D Preferred Stock, outstanding as of the record date for the vote, voting together as a single class. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject only to the approval of the Merger by the Company's Stockholders. The Company's Board of Directors has approved the Merger and this Agreement on July ___, 2000. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and relief of debtors and to rules of law governing specific performance, injunctive relief and other equitable remedies. Except as set forth in Schedule 2.4, subject only to the approval of the Merger and this Agreement by the Company's Stockholders, the execution and delivery of this Agreement by the Company does not, and, as of the Effective Time, the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (i) any provision of the Articles of Incorporation or Bylaws of the Company or (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, or instrumentality ("Governmental Entity") or any third party (so as not to trigger any Conflict) is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Agreement of Merger with the California Secretary of State, (ii) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws (iii) if applicable, the filing of such notices and the expiration of such waiting periods as required by the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and (iv) such other consents, waivers, authorizations, filings, approvals and registrations which are set forth in Schedule 2.4.

        2.5 Company Financial Statements. Schedule 2.5 sets forth the
Company's (i) audited balance sheet as of June 30, 1998, and the related audited statements of operations, cash flow and shareholders' equity for the fiscal year then ended (collectively, the "1998 Audited Financials") (ii) audited balance sheet as of June 30, 1999, and the related audited statements of operations, cash flow and shareholders' equity for the fiscal year then ended (collectively, the "1999 Audited Financials", and (iii) the unaudited balance sheet as of May 31, 2000, and the related unaudited statement of operations for the 11-month period then ended (collectively, the "2000 Unaudited Financials"). As used herein, the 1998 Audited Financials, the 1999 Audited Financials, and the 2000 Unaudited Financials together are the "Company Financial Statements". The Company Financial Statements are complete and correct and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a basis consistent throughout the periods indicated and consistent with each other (except that the 2000 Unaudited Financials do not contain footnotes and other presentation items that may be required by GAAP). The Company Financial Statements present fairly the financial condition and operating results of the Company as of the dates and during the periods indicated therein, subject in the case of the 2000 Unaudited Financials to normal year-end adjustments, which are not material in amount or significance in any individual case or in the aggregate. The balance sheet contained in its 2000 Unaudited Financials is referred to hereinafter as the "Balance Sheet."

        2.6 No Undisclosed Liabilities. Subject to Section 5.4, the Company has no liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in the Company Financial Statements in accordance with GAAP), which individually or in the aggregate, (i) has not been reflected in the Balance Sheet, (ii) has not arisen in the ordinary course of the Company's business since the date of the Balance Sheet, consistent with past practices, or (iii) which is not reflected in Schedules 2.6 or 2.19.

        2.7 No Changes. Since the date of the Balance Sheet, there has not been, occurred or arisen any:

               (a) material transaction by the Company except in the ordinary course of business as conducted on the date of the Balance Sheet and consistent with past practices;

               (b) amendments or changes to the Articles of Incorporation or Bylaws of the Company;

               (c) capital expenditure or commitment by the Company exceeding $25,000 individually or $100,000 in the aggregate;

               (d) payment, discharge or satisfaction, in an amount in excess of $25,000 in any one case, or $100,000 in the aggregate, of any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in the Balance Sheet;

               (e) destruction of, damage to or loss of any assets, business or customer of the Company (whether or not covered by insurance) exceeding $25,000 individually or $100,000 in the aggregate;

               (f) labor trouble or claim of wrongful discharge or other unlawful labor practice or action;

               (g) event or condition that has or would be reasonably expected to have a Material Adverse Effect on the Company;

               (h) change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company;

               (i) revaluation by the Company of any of its assets;

               (j) declaration, setting aside or payment of a dividend or other distribution with respect to the capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of any of its capital stock;

               (k) increase in the salary or other compensation payable or to become payable to any of the Company's officers or directors, or the declaration, payment or commitment or obligation of any kind for the payment of a bonus or other additional salary or compensation to any such person except as described in Section 2.7(k) of the Company Schedule;

               (l) sale, lease, license or other disposition of any of the assets or properties of the Company, except for fair market value to the Company in the ordinary course of business and consistent with past practices;

               (m) amendment or termination (other than pursuant to its terms) of any contract described in Section 2.12(a) of the Company Schedule or any contract, license or agreement described in Section 2.11(n) of the Company Schedule;

               (n) loan by the Company to any person or entity, incurring by the Company of any indebtedness, guaranteeing by the Company of any indebtedness, issuance or sale of any debt securities of the Company or guaranteeing of any debt securities of others, except for advances to employees for travel and business expenses in the ordinary course of business, consistent with past practices;

               (o) waiver or release of any right or claim of the Company, including any write-off or other compromise of any account receivable of the Company, other than in the ordinary course of business, consistent with past practices;

               (p) issuance or sale by the Company of any of its shares of capital stock, or securities exchangeable, convertible or exercisable therefor, or of any other of its securities, except for (i) the issuance of Company Common Stock or Company Preferred Stock upon the exercise of the Company Options or Company Warrants described in Schedules 2.2(b) and 2.2(c); and (ii) the grant of options to acquire Company Common Stock pursuant to and in accordance with the Option Plan in accordance with past practices and in amounts and under circumstances which will not prevent the accounting for the transactions contemplated by this Agreement as a pooling of interests;

               (q) change in any material respect in pricing or royalties set or charged by the Company to its customers or licensees or in pricing or royalties set or charged by persons who have licensed Intellectual Property (as defined in Section 2.11) to the Company; or

               (r) negotiation or agreement by the Company or any officer or employees thereof to do any of the things described in the preceding clauses (a) through (q) (other than negotiations with Parent and its representatives regarding the transactions contemplated by this Agreement).

        2.8 Tax and Other Returns and Reports

               (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or, collectively, "Taxes," means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

               (b) Tax Returns and Audits.

                      (i) The Company as of the Effective Time will have prepared and filed all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes concerning or attributable to the Company or its operations and such Returns are true and correct and have been completed in accordance with applicable law.

                      (ii) The Company as of the Effective Time: (A) will have paid all Taxes it is required to pay; and (B) will have withheld with respect to its employees all federal and state income taxes, Federal Insurance Contribution Act, Federal Unemployment Tax Act and other Taxes required to be withheld.

                      (iii) There is no Tax deficiency outstanding, proposed or assessed against the Company, nor has the Company executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                      (iv) No audit or other examination of any Return of the Company is currently in progress, nor has the Company been notified of any request for such an audit or other examination.

                      (v) The Company does not have any liabilities for unpaid federal, state, local and foreign Taxes which have not been accrued or reserved against in accordance with GAAP on the Balance Sheet, whether asserted or unasserted, contingent or otherwise.

                      (vi) The Company has provided to Parent copies of all federal and state income and all state sales and use Tax Returns for all periods since the date of the Company's incorporation.

                      (vii) There are (and as of immediately following the Effective Time there will be) no liens, pledges, charges, claims, security interests or other encumbrances of any sort ("Liens") on the assets of the Company relating to or attributable to Taxes, other than Liens for Taxes not yet due or payable, which, if required to be reflected, are reflected on the 2000 Unaudited Financials.

                      (viii) As of the Effective Time, there will not be any contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Company that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G or 162 of the Code.

                      (ix) The Company has not filed any consent agreement under
Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by the Company.

                      (x) The Company is not a party to a tax sharing or allocation agreement nor does the Company owe any amount under any such agreement.

                      (xi) The Company is not, and has not been at any time, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

                      (xii) The Company's tax basis in its assets for purposes of determining its future amortization, depreciation and other federal income tax deductions is accurately reflected on the Company's tax books and records.

        2.9 Restrictions on Business Activities. There is no agreement (noncompete or otherwise), commitment, judgment, injunction, order or decree to which the Company is a party or otherwise binding upon the Company which has or reasonably would be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of property (tangible or intangible) by the Company or the conduct of business by the Company. Without limiting the foregoing, the Company has not entered into any agreement under which the Company is restricted from selling, licensing or otherwise distributing any of its technology or products to or providing services to any class of customers, in any geographic area, during any period of time or in any segment of the market.

        2.10 Title to Properties; Absence of Liens and Encumbrances.

               (a) The Company owns no real property, nor has it ever owned any real property. Schedule 2.10(a) sets forth a list of all real property currently leased by the Company, the name of the lessor, the date of the lease and each amendment thereto and the aggregate annual rental and/or other fees payable under each such lease. All such current leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default by the Company, or to the knowledge of the Company any other party to such leases).

               (b) The Company has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Liens (as defined in Section 2.8(b)(vii)), except as reflected in the Company Financial Statements or in Schedule 2.10(b) and except for Liens for Taxes not yet due and payable which, if required to be reflected, are reflected in the 2000 Unaudited Financials and such non-monetary imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby.

        2.11 Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:

               "Intellectual Property" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof ("Patents"); (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world; (iv) all semiconductor and semiconductor circuit designs; (v) all rights to all mask works and reticules, mask work registrations and applications therefor; (vi) all industrial designs and any registrations and applications therefor throughout the world; (vii) all trade names, logos, common law trademarks and service marks; trademark and service mark registrations and applications therefor and all goodwill associated therewith throughout the world; (viii) all databases and data collections and all rights therein throughout the world; (ix) all computer software including all source code, object code, firmware, development tools, files, records and data, all media on which any of the foregoing is recorded, all Web addresses, sites and domain names; (x) any similar, corresponding or equivalent rights to any of the foregoing; and (xi) all documentation related to any of the foregoing

               "Company Intellectual Property" shall mean any Intellectual Property that is owned by or exclusively licensed to the Company.

               "Registered Intellectual Property" shall mean all United States, international and foreign: (i) patents, patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; (iv) mask work registrations and applications to register mask works; and (v) other Company Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, government or other public legal authority.

               "Company Registered Intellectual Property" means all of the Registered Intellectual Property owned by, or filed in the name of, the Company.

               (a) Schedule 2.11(a) is a complete and accurate list of all Company Registered Intellectual Property and specifies, where applicable, the jurisdictions in which each such item of Company Registered Intellectual Property has been issued or registered and lists any proceedings or actions pending before any court, tribunal (including the United States Patent and Trademark Office (the "PTO") or equivalent authority anywhere in the world) related to any of the Company Registered Intellectual Property.

               (b) Schedule 2.11(b) is a complete and accurate list (by name and version number) of all products or service offerings (including related software) of the Company ("Company Products") that have been distributed or provided to customers in the three (3)-year period preceding the date hereof or which the Company currently intends to distribute or provide to customers in the future, including any products or service offerings under development.

               (c) Each item of the Company Registered Intellectual Property is (or upon approval by the applicable Governmental Entity of the applications described in Schedule 2.11(a) will be) valid and enforceable in the United States and in each other jurisdiction where the nature of the Company's activities makes registration the sound business practice. Without limiting the foregoing, Company knows of no information, materials, facts, or circumstances, including any information or fact that would constitute prior art, that would render any of the Company Registered Intellectual Property invalid or unenforceable, or would adversely effect any pending application for any Company Registered Intellectual Property and the Company has not misrepresented, or failed to disclose, and has no knowledge of any misrepresentation or failure by a third party to disclose, any fact or circumstances in any application for any Company Registered Intellectual Property that would constitute fraud or a misrepresentation with respect to such application or that would otherwise affect the validity or enforceability of any Company Registered Intellectual Property.

               (d) No item of Company Intellectual Property or Company Product is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by the Company, or which may adversely affect the validity, use or enforceability of such Company Intellectual Property or Company Product.

               (e) Each item of Company Registered Intellectual Property is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such Company Registered Intellectual Property have been made and all necessary documents, recordations and certificates in connection with such Company Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of perfecting and maintaining such Company Registered Intellectual Property.

               (f) Schedule 2.11(f) is a complete and accurate list of all material actions that are required to be taken by the Company with any governmental authority within ninety (90) days of the date of this Agreement with respect to any of the foregoing Company Registered Intellectual Property.

               (g) The Company either owns and has good and exclusive title to, or has a valid license to use, each item of Company Intellectual Property, free and clear of any Lien (excluding non-exclusive licenses and related restrictions granted in the ordinary course). Without limiting the foregoing: (i) the Company is the exclusive owner of all trademarks and trade names (other than trademarks and trade names licensed to the Company) used in connection with the operation or conduct of the business of the Company, including the sale, distribution or provision of any Company Products by the Company; (ii) the Company either owns exclusively and has good title to, or has a valid license to use, all copyrighted works that are Company Products (or which are incorporated into Company Products) or which the Company otherwise purports to own or license; and (iii) the Company Products do not infringe upon any Intellectual Property held by any other person or entity. The Company is the exclusive owner of (or holds a valid license to use) all Intellectual Property which it must possess to avoid a claim of infringement by a third party.


               (h) All Company Intellectual Property (other than off the shelf commercial software) will be fully transferable, alienable or licensable by the Surviving Corporation and/or Parent without restriction and without payment of any kind to any third party.

               (i) To the extent that any technology, software or material Intellectual Property has been developed or created independently or jointly by a third party for the Company or is incorporated into any of the Company Products, the Company has a written agreement with such third party with respect thereto and the Company thereby either (i) has obtained ownership of, and is the exclusive owner of, or (ii) has obtained a perpetual, non-terminable license (sufficient for the conduct of its business as currently conducted) to all such third party's Intellectual Property in such work, material or invention by operation of law or by valid assignment, to the fullest extent it is legally possible to do so.

               (j) With the exception of "shrink-wrap" or similar widely-available commercial end-user licenses, all Intellectual Property used in or necessary to the conduct of the Company's business as presently conducted or currently contemplated to be conducted by the Company was written and created solely by either (i) employees of the Company acting within the scope of their employment or (ii) by third parties who have validly and irrevocably assigned all of their rights, including Intellectual Property Rights therein, to the Company, and no third party owns or has any rights to any of the Company Intellectual Property.

               (k) All employees of the Company have entered into valid and binding written agreements with the Company sufficient to vest title in the Company of all Intellectual Property created by such employee in the scope of his or her employment with the Company.

               (l) Except as set forth in Schedule 2.11(l), no person who has licensed any Intellectual Property to the Company has ownership rights or license rights to improvements made by the Company in such Intellectual Property.

               (m) The Company has not transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was material Company Intellectual Property, to any third party except as set forth in Schedule 2.11(m), or permitted the Company's rights in such material Company Intellectual Property to lapse or enter the public domain.

               (n) Schedule 2.11(n) lists all material contracts, licenses and agreements to which the Company is a party: (i) with respect to Company Intellectual Property licensed or transferred by the Company to any third party (other than end-user licenses in the ordinary course); or (ii) pursuant to which a third party has licensed or transferred any material Intellectual Property to the Company.

               (o) All contracts, licenses and agreements relating to either (i) Company Intellectual Property or (ii) Intellectual Property of a third party licensed to the Company, are in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination or suspension of any such contract, license or agreement. The Company is in compliance with, and has not breached any material term of any such contract, license or agreement and, to the Company's knowledge, all other parties to such contracts, licenses and agreements are in compliance with, and have not breached any material term of, any such contract, license or agreement. Following the Closing Date, the Surviving Corporation will be permitted to exercise all of the Company's rights under such contracts, licenses and agreements to the same extent the Company would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company would otherwise be required to pay.

               (p) Except as set forth in Schedule 2.11(q), neither this Agreement nor the transactions contemplated by this Agreement, including the assignment to Parent or Merger Sub by operation of law or otherwise of any contracts or agreements to which the Company is a party, will result in: (i) either Parent or Merger Sub granting to any third party any right to or with respect to any material Intellectual Property right owned by, or licensed to, either of them; (ii) either Parent or Merger Sub being bound by, or subject to, any non-compete or other material restriction on the operation or scope of their respective businesses; or (iii) either Parent or Merger Sub being obligated to pay any royalties or other amounts to any third party in excess of those payable by the Company, Parent or Merger Sub, respectively, prior to the Closing.

               (q) The operation of the business of the Company as it currently is conducted or is currently contemplated by the Company to be conducted, including but not limited to the design, development, use, import, branding, advertising, promotion, marketing, manufacture and sale of the Company Products (including products, technology or services currently under development) does not and will not and will not when conducted by Parent and/or the Surviving Corporation in substantially the same manner following the Closing, infringe or misappropriate any Intellectual Property right of any person, violate any right of any person (including any right to privacy or publicity) or constitute unfair competition or trade practices under the laws of any jurisdiction, and the Company has not received notice from any person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of the Company infringes or misappropriates any Intellectual Property right of any person or constitutes unfair competition or trade practices under the laws of any jurisdiction (nor is there any basis therefor which is or should reasonably be within the knowledge of the Company).

               (r) Except as set forth in Schedule 2.11(r), the Company Intellectual Property constitutes all the Intellectual Property used in and/or necessary to the conduct of the business of the Company as it currently is conducted, and, to the Company's knowledge, as it is currently planned or contemplated to be conducted by the Company, including, without limitation, the design, development, manufacture, use, import and sale of products, technology and performance of services (including products, technology or services currently under development).

               (s) To the Company's knowledge, no person has or is infringing or misappropriating any Company Intellectual Property.

               (t) The Company has taken reasonable steps for companies of a similar size in a similar business to protect the Company's rights in the Company's material confidential information and trade secrets or any trade secrets or confidential information of third parties provided to the Company and, without limiting the foregoing, the Company has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to Parent and all current and former employees and contractors of the Company have executed such an agreement, except where the failure to do so is not reasonably expected to be material to the Company.

               (u) No Company Product records, stores, processes, calculates or presents calendar data in a manner which will cause records containing dates on or after January 1, 2000 to loose functionality or to not be interoperable with or to unable to receive records containing dates on or after January 1, 2000. All of the Company's Information Technology (as defined below) is Year 2000 Compliant, and will not cause an interruption in the ongoing operations of the Company's business on or after January 1, 2000. For purposes of the foregoing, the term "Information Technology" shall mean and include all software, hardware, firmware, telecommunications systems, network systems, embedded systems and other systems, components and/ or services (other than general utility services including gas, electric, telephone and postal) that are integral to or incorporated into the Company's Products or otherwise used in the conduct of its business.

        2.12 Agreements, Contracts and Commitments.

               (a) Except for the Sony Contract and contracts solely between the Company and Parent, the Company does not have, is not a party to nor is it bound by:

                      (i) any collective bargaining agreements,

                      (ii) any agreements or arrangements that contain any severance pay or post-employment liabilities or obligations,

                      (iii) any bonus, deferred compensation, pension, profit sharing or retirement plans, or any other employee benefit plans or arrangements,

                      (iv) any employment or consulting agreement, contract or commitment with an employee or individual consultant or salesperson or any consulting or sales agreement, contract or commitment under which any firm or other organization provides services to the Company,

                      (v) any agreement or plan, including, without limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement,

                      (vi) any fidelity or surety bond or completion bond,

                      (vii) any lease of personal property having a value in excess of $25,000 individually or $250,000 in the aggregate,

                      (viii) any agreement of indemnification or guaranty,

                      (ix) any agreement, contract or commitment containing any covenant limiting the freedom of the Company to engage in any line of business or to compete with any person,

                      (x) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $25,000 individually or $100,000 in the aggregate,

                      (xi) any agreement, contract or commitment relating to the disposition or acquisition of assets (other than in the ordinary course of business) or any interest in any business enterprise,

                      (xii) any mortgages, indentures, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit, including guaranties referred to in clause (viii) hereof,

                      (xiii) any purchase order or contract for the purchase of raw materials and/or supplies involving $50,000 or more,

                      (xiv) any construction contracts,

                      (xv) any dealer, distribution, joint marketing or development agreement,

                      (xvi) any sales representative, original equipment manufacturer, value added, remarketer, reseller or independent software vendor or other agreement for use or distribution of the Company's products, technology or services,

                      (xvii) any agreement pursuant to which the Company has granted or may grant in the future, to any party, a source-code license or option or other right to use or acquire source-code, or

                      (xviii) any other agreement, contract or commitment that involves $25,000 individually or $100,000 in the aggregate or more and is not cancelable without penalty within thirty (30) days.

               (b) Except for such alleged breaches, violations and defaults, and events that would constitute a breach, violation or default with the lapse of time, giving of notice, or both, as are all noted in Schedule 2.12(b), the Company has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract or commitment required to be set forth in Schedule 2.12(a) or Schedule 2.11(n) (any such agreement, contract or commitment, a "Contract"). Each Contract is in full force and effect and, except as otherwise disclosed in Schedule 2.12(b), is not subject to any default thereunder of which the Company has knowledge by any party obligated to the Company pursuant thereto.

        2.13 Interested Party Transactions. No officer, director or stockholder of the Company (nor to the knowledge of the Company or any officer or director of the Company any ancestor, sibling, descendant or spouse of any of such persons, or any trust, partnership or corporation in which any of such persons has or has had an interest), has or has had, directly or indirectly, (i) an economic interest in any entity which furnished or sold, or furnishes or sells, services or products similar to or competitive with services or products that the Company furnishes or sells, or proposes to furnish or sell, (ii) an economic interest in any entity that purchases from or sells or furnishes to, the Company, any goods or services or (iii) a beneficial interest in any contract or agreement set forth in Schedule 2.12(a) or Schedule 2.11(n); provided, that ownership of no more than one percent (1%) of the outstanding voting stock of a publicly traded corporation shall not be deemed an "economic interest in any entity" for purposes of this Section 2.13.

        2.14 Compliance with Laws. The Company has complied with, is not in violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation.

        2.15 Litigation. There is no action, suit or proceeding of any nature pending or to the Company's knowledge threatened against the Company, its properties or any of its officers or directors, in their respective capacities as such. There is no investigation pending or, to the Company's knowledge, threatened against the Company, its properties or any of its officers or directors in their respective capacities as such by or before any governmental entity. Schedule 2.15 sets forth, with respect to any pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation, the forum, the parties thereto, the subject matter thereof and the amount of damages claimed or other remedy requested. The Company has received no notice that a Governmental Entity has at any time challenged or questioned the legal right of the Company to manufacture, offer or sell any of its products in the present manner or style thereof.

        2.16 Insurance. With respect to the insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company, there is no claim by the Company pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and the Company is otherwise in compliance, in all material respects, with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). The Company has no knowledge of any threatened termination of, or premium increase with respect to, any of such policies.

        2.17 Minute Books. The minute books of the Company made available to counsel for Parent are the only minute books of the Company and contain reasonably accurate summaries of all meetings of the Board of Directors (or committees thereof) of the Company and its stockholders or actions by written consent since the time of incorporation of the Company.

        2.18 Environmental Matters.

               (a) Hazardous Material. The Company has not operated any underground storage tanks, and has no knowledge of the existence, of any underground storage tank or related underground piping, at any property that the Company has at any time owned, operated, occupied or leased. The Company has not released any amount of any substance that has been designated by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, oil and petroleum products, urea formaldehyde and all substances listed as a "hazardous substance," "hazardous waste," "hazardous material" or "toxic substance" or words of similar import, under any law, including but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended; the Resource Conservation and Recovery Act of 1976, as amended; the Federal Water Pollution Control Act, as amended; the Clean Air Act, as amended, and the regulations promulgated pursuant to said laws (a "Hazardous Material") so as to contaminate any soil, groundwater, surface water, air or building materials of any property in a manner which would legally require remediation, investigation or similar response activity. No Hazardous Materials are present as a result of the actions or omissions of the Company, or any of its agents, employees or contractors for which the Company is legally liable in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company has at any time owned, operated, occupied or leased so as to contaminate any soil, groundwater, surface water, air or building materials of any property. The Company is not legally liable, pursuant to any contract, agreement, undertaking, course of conduct, statute or other legal duty for any Hazardous Materials contamination of any soil, groundwater, surface water, air or building materials of any property resulting from the actions or omissions of any third party.

               (b) Hazardous Materials Activities. The Company has not transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Effective Time, nor has the Company disposed of, transported, sold, or manufactured any product containing a Hazardous Material (any or all of the foregoing being collectively referred to as "Hazardous Materials Activities") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

               (c) Permits. The Company currently holds all environmental approvals, permits, licenses, clearances and consents (the "Environmental Permits") necessary for the conduct of the Company's Hazardous Material Activities and other businesses of the Company as such activities and businesses are currently being conducted.

               (d) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the Company's knowledge, threatened concerning any Environmental Permit, Hazardous Material or any Hazardous Materials Activity of the Company. The Company is not aware of any fact or circumstance which is reasonably likely to involve the Company in any environmental litigation or impose upon the Company any environmental liability.

        2.19 Brokers' and Finders' Fees; Third Party Expenses. The Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby. Schedule
2.19 sets forth the Company's current reasonable estimate of all Third Party Expenses (as defined in Section 5.4) expected to be incurred by the Company in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby.

        2.20 Employee Matters and Benefit Plans.

               (a) Definitions. With the exception of the definition of "Affiliate" set forth in Section 2.20(a)(i) below (which definition shall apply only to this Section 2.20), for purposes of this Agreement, the following terms shall have the meanings set forth below:

                      (i) "Affiliate" shall mean any other person or entity under common control with the Company within the meaning of Section 414(b), (c),
(m) or (o) of the Code and the regulations issued thereunder;

                      (ii) "Company Employee Plan" shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten, funded or unfunded, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by the Company or any Affiliate for the benefit of any Employee, or with respect to which the Company or any Affiliate has or may have any liability or obligation;

                      (iii) "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended;

                      (iv) "DOL" shall mean the Department of Labor;

                      (v) "Employee" shall mean any current employee, consultant or director of the Company or any Affiliate;

                      (vi) "Employee Agreement" shall mean each management, employment, severance, consulting, relocation, repatriation, expatriation, visas, work permit or other agreement, contract or understanding between the Company or any Affiliate and any Employee;

                      (vii) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended;

                      (viii) "FMLA" shall mean the Family Medical Leave Act of 1993, as amended;

                      (ix) "International Employee Plan" shall mean each Company Employee Plan that has been adopted or maintained by the Company or any Affiliate, whether informally or formally, or with respect to which the Company or any Affiliate will or may have any liability, for the benefit of Employees who perform services outside the United States;

                      (x) "IRS" shall mean the Internal Revenue Service;

                      (xi) "Multiemployer Plan" shall mean any "Pension Plan" (as defined below) which is "multiemployer plan," as defined in Section 3(37) of ERISA; and

                      (xii) "Pension Plan" shall mean each Company Employee Plan which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

               (b) Schedule. Schedule 2.20(b) contains an accurate and complete list of each Company Employee Plan, International Employee Plan, and each Employee Agreement. The Company does not have any plan or commitment to establish any new Company Employee Plan, International Employee Plan, or Employee Agreement, to modify any Company Employee Plan or Employee Agreement (except to the extent required by law or to conform any such Company Employee Plan or Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to adopt or enter into any Company Employee Plan, International Employee Plan, or Employee Agreement.

               (c) Documents. The Company has made available to Parent: (i) correct and complete copies of all documents embodying each Company Employee Plan, International Employee Plan, and each Employee Agreement including (without limitation) all amendments thereto and all related trust documents;
(ii) the most recent annual actuarial valuations, if any, prepared for each Company Employee Plan; (iii) the three (3) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Company Employee Plan; (iv) if the Company Employee Plan is funded, the most recent annual and periodic accounting of Company Employee Plan assets; (v) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Company Employee Plan;

(vi) all IRS determination, opinion, notification and advisory letters, and all applications and correspondence to or from the IRS or the DOL with respect to any such application or letter; (vii) all material written agreements and contracts relating to each Company Employee Plan, including, but not limited to, administrative service agreements, group annuity contracts and group insurance contracts; (viii) all communications material to any Employee or Employees relating to any Company Employee Plan and any proposed Company Employee Plan, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any liability to the Company; (ix) all correspondence to or from any governmental agency relating to any Company Employee Plan; (x) samples of standard COBRA forms and related notices (or such forms and notices as required under comparable law); (xi) all policies pertaining to fiduciary liability insurance covering the fiduciaries for each Company Employee Plan; (xii) the three (3) most recent plan years discrimination tests for each Company Employee Plan; and (xiii) all registration statements, annual reports (Form 11-K and all attachments thereto) and prospectuses prepared in connection with each Company Employee Plan.

               (d) Employee Plan Compliance. Except as set forth in Schedule 2.20(d), (i) the Company has performed in all material respects all obligations required to be performed by it under, is not in default or violation of, and has no knowledge of any default or violation by any other party to each Company Employee Plan, and each Company Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code; (ii) each Company Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code has either received a favorable determination, opinion, notification or advisory letter from the IRS with respect to each such Company Employee Plan as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a letter and make any amendments necessary to obtain a favorable determination as to the qualified status of each such Company Employee Plan; (iii) to the knowledge of the Company, no "prohibited transaction," within the meaning of
Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 4975 of the Code or Section 408 of ERISA (or any administrative class exemption issued thereunder), has occurred with respect to any Company Employee Plan; (iv) there are no actions, suits or claims pending, or, to the knowledge of the Company, threatened or reasonably anticipated (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan; (v) each Company Employee Plan (other than any stock option plan) can be amended, terminated or otherwise discontinued after the Effective Time, without liability to Parent, the Company or any of its Affiliates (other than ordinary administration expenses); (vi) there are no audits, inquiries or proceedings pending or, to the knowledge of the Company or any Affiliates, threatened by the IRS or DOL with respect to any Company Employee Plan; and (vii) neither the Company nor any Affiliate is subject to any penalty or tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code.

               (e) Pension Plan. Neither the Company nor any Affiliate has ever maintained, established, sponsored, participated in, or contributed to, any Pension Plan, which is subject to Title IV of ERISA or Section 412 of the Code.

               (f) Multiemployer and Multiple Employer Plans. At no time has the Company or any Affiliate contributed to or been obligated to contribute to any Multiemployer Plan. Neither the Company, nor any Affiliate has at any time ever maintained, established, sponsored, participated in, or contributed to any multiple employer plan, as described in Section 413(c) of the Code.

               (g) No Post-Employment Obligations. Except as set forth in
Schedule 2.20(g), no Company Employee Plan provides, or reflects or represents any liability to provide retiree health to any person for any reason, except as may be required by COBRA or other applicable statute, and the Company has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) or any other person that such Employee(s) or other person would be provided with retiree health, except to the extent required by statute.

               (h) Health Care Compliance. Neither the Company nor any Affiliate has, prior to the Effective Time, violated in any material respect any of the health care continuation requirements of COBRA, the requirements of FMLA, the requirements of the Health Insurance Portability and Accountability Act of 1996, the requirements of the Women's Health and Cancer Rights Act, the requirements of the Newborns' and Mothers' Health Protection Act of 1996, or any amendment to each such Act, or any similar provisions of state law applicable to its Employees.

               (i) Effect of Transaction.

                      (i) The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

                      (ii) No payment or benefit which will or may be made by the Company or its Affiliates with respect to any Employee will be characterized as a "parachute payment," within the meaning of Section 280G(b)(2) of the Code.

               (j) Employment Matters. The Company: (i) is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending, reasonably anticipated or, to the knowledge of the Company, threatened claims or actions against the Company under any worker's compensation policy or long-term disability policy.

               (k) Labor. No work stoppage or labor strike against the Company is pending, reasonably anticipated, or, to the knowledge of the Company, threatened. The Company does not know of any activities or proceedings of any labor union to organize any Employees. There are no actions, suits, claims, labor disputes or grievances pending, or, to the knowledge of the Company, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in any liability to the Company. The Company has not engaged in any unfair labor practices within the meaning of the National Labor Relations Act. The Company is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Company.

               (l) International Employee Plan. The Company does not now, nor has it ever had the obligation to, maintain, establish, sponsor, participate in, or contribute to any International Employee Plan.

        2.21 Accounts Receivable. All of the Company's accounts receivable arose in the ordinary course of business, are carried at values determined in accordance with generally accepted accounting principals consistently applied, and are collectible except to the extent of the reasonable reserves therefor set forth in the Balance Sheet or, for receivables arising subsequent to the date of the Balance Sheet which are accounted for in accordance with generally accepted accounting principles, consistently applied, including without limitation the taking of a reasonable reserve for uncollectable receivables. No person has any lien on any of the Company's accounts receivable and no request or agreement for deductions or discount has been made or is contemplated with respect to any of the Company's accounts receivable. No account receivable has been collected prior to the due date thereof except in a manner consistent with past practices in the ordinary course of business.

        2.22 No Material Adverse Change. Since the date of the Balance Sheet there has not occurred any Material Adverse Effect on the Company.

        2.23 Board Approval. The Board of Directors of the Company (other than T.J. Rodgers) has, as of the date of this Agreement, (i) approved without dissent, subject to the approval of the Company's stockholders as required in the Company's Articles of Incorporation and applicable law, this Agreement and the transactions contemplated hereby, (ii) determined that the Merger is in the best interests of the stockholders of the Company and is on terms that are fair to such Company stockholders, and (iii) recommended that the Company stockholders approve this Agreement and the Merger.

        2.24 Representations Complete. None of the representations or warranties made by the Company in this Agreement (as modified by the Company Schedule), nor any statement made in any schedule or certificate furnished by the Company pursuant to this Agreement contains as of the date of this Agreement or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

        2.25 Solicitation of Stockholders. None of the information supplied, or to be supplied by the Company for inclusion or incorporation (or furnished by the Company for inclusion or incorporation) into any documents mailed or delivered to the Company stockholders in connection with soliciting their consent to this Agreement and the Merger, or into any document anticipated to be filed with the Department of Corporations pursuant hereto, will at the time the Permit is obtained or at any relevant time thereafter contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary in order to make statements therein, in light of the circumstances under which made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information, which is not supplied by the Company, which is contained in any of the said documents.

                                   ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Subject to such exceptions as are clearly disclosed in the Schedule of Exceptions (referencing the appropriate section number or as otherwise may be obviously or clearly applicable by a reasonable person) supplied by Parent to the Company, dated as of the date hereof (the "Parent Schedule"), Parent represents and warrants to the Company that the following are true and correct as of the date hereof and shall be true and correct as of the Effective Time, except where the following is expressly stated to be true as of a specified date prior to the Effective Time, in which case it shall, as of the Effective Time, continue to be true as of such specified date:

        3.1 Organization, Standing and Power. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub will be a corporation duly organized, validly existing and in good standing under the laws of the State of California. Parent has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would be material to Parent and Merger Sub, taken as a whole. Merger Sub, when formed, will have the corporate power to own its properties and to carry on its business as now being conducted and will be duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would be material to Parent and Merger Sub, taken as a whole.

        3.2 Authority. Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and constitutes the valid and binding obligations of Parent, enforceable in accordance with its terms subject to the laws of general application relating to bankruptcy, insolvency and relief of debtors and to rules of law governing specific performance, injunctive relief and other equitable remedies. The execution and delivery of this Agreement by Parent does not, and, as of the Effective Time, the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a conflict under (i) any provision of the Articles of Incorporation or Bylaws of Parent or Merger Sub or (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgement, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or Merger Sub or their respective properties or assets which would have a Material Adverse Effect on Parent or its ability to consummate the transactions contemplated by this Agreement. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any third party (so as not to trigger any Conflict) is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Agreement of Merger with the California Secretary of State, (ii) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws, (iii) if applicable, the filing of such notices and the expiration of such waiting periods as required by the HSR Act, and (iv) such other consents, waivers, authorizations, filings, approvals, and registrations which are set forth in Schedule 3.2.

        3.3 Capital Structure

               (a) As of April 30, 2000 the authorized capital stock of Parent consisted of 650,000,000 shares of Common Stock, of which 119,460,000 shares were issued and outstanding, and 5,000,000 shares of Preferred Stock, none of which were issued or outstanding. As of the Effective Time, the authorized capital stock of Merger Sub will consist of 1,000 shares of Common Stock, 1,000 shares of which, will be issued and outstanding and will be held by Parent. All such shares will be duly authorized, and all such issued and outstanding shares will be validly issued, fully paid and nonassessable and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof.

               (b) The shares of Parent Common Stock to be issued pursuant to the Merger, when issued, will be duly authorized, validly issued, fully paid, non-assessable, free of any liens or encumbrances, and not subject to any preemptive rights or rights of first refusal created by statute or the Certificate of Incorporation or Bylaws of Parent or any agreement to which Parent is a party or is bound. The shares of Parent Common Stock issued by Parent in the Merger shall be issued in compliance with applicable federal and state securities laws, be freely transferable by the Company Stockholders and shall be legended only as required by applicable law or as contemplated by this Agreement or the documents to be entered into pursuant to this agreement.

        3.4 SEC Documents; Parent Financial Statements. Parent has furnished or made available to the Company true and complete copies of all reports or registration statements filed by it with the Securities and Exchange Commission (the "SEC") for the three (3) years prior to the date hereof, all in the form so filed, including the exhibits thereto (all of the foregoing being collectively referred to as the "SEC Documents"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act") as the case may be, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a document subsequently filed with the SEC. The financial statements of Parent, including the notes thereto, included in the SEC Documents (the "Parent Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and present fairly the consolidated financial position of Parent at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments). There has been no change in Parent accounting policies except as described in the notes to the Parent Financial Statements; provided, however, Parent may have restated or may restate one or more of the Parent Financial Statements to reflect acquisitions entered into subsequent to the respective dates thereof.

        3.5 Litigation. Except as described in the SEC Documents, there is no action, suit, proceeding, claim, arbitration or investigation pending or to the knowledge of Parent, threatened against Parent (i) which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or (ii) which is reasonably likely to have a Material Adverse Effect on Parent and its subsidiaries taken as a whole.

        3.6 Brokers' and Finders' Fees Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

        3.7 No Material Adverse Change. Since the date of the balance sheet included in Parent's report on Form 10-K filed March 9, 2000, there has not occurred: (a) any event or condition which has had a Material Adverse Effect on Parent; or (b) any amendments or changes in the Certificate of Incorporation or Bylaws of Parent.

        3.8 Representations Complete. None of the representations or warranties made by Parent in this Agreement, nor any statement made in any schedule or certificate furnished by Parent pursuant to this Agreement, contains or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time, to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which made, not misleading.

        3.9 Information Statement. None of the information supplied, or to be supplied, by Parent for inclusion or incorporation by reference (or furnished by Parent for inclusion or incorporation) into any documents mailed or delivered to the stockholders of the Company in connection with soliciting their consent to this Agreement or the Merger or into any document anticipated to be filed with the California Department of Corporations pursuant hereto, at the time the Permit is obtained or at any relevant time thereafter, contains or will contain at the Effective Time any untrue statement of a material fact or omits or will omit at the Effective Time to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not materially misleading. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information, which is not supplied by Parent, which is contained in any of the said documents.

                                   ARTICLE IV

                       CONDUCT PRIOR TO THE EFFECTIVE TIME

        4.1 Conduct of Business of the Company. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement and the Effective Time, the Company agrees (except to the extent that Parent shall otherwise consent in writing) to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay its debts and Taxes when due, to pay or perform its other obligations when due, and, to the extent consistent with such business, to use all commercially reasonable efforts consistent with past practice and policies to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve the Company's relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, all with the goal of preserving unimpaired its goodwill and ongoing businesses at the Effective Time. The Company shall promptly notify Parent of any event or occurrence or emergency not in the ordinary course of business of the Company and any material event involving the Company. Except as expressly contemplated by this Agreement, the Company shall not, without the prior written consent of Parent:

               (a) Enter into any commitment, activity or transaction not in the ordinary course of business;

               (b) Transfer to any person or entity any rights to any Company Intellectual Property or enter into any agreement with respect to Company Intellectual Property with any person or entity;

               (c) Terminate any employees other than for cause or encourage any employees to resign from the Company;

               (d) Amend or otherwise modify (or agree to do so), or violate the terms of, any of the agreements set forth or described in the Company Schedules;

               (e) Commence or settle any litigation;

               (f) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of the Company, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock (or options, warrants or other rights exercisable therefor) except for (i) repurchases of Company Capital Stock upon the termination of service of any service providers of Company in accordance with the standard terms set forth in the agreements governing such repurchases, all of which agreements have been provided or made available to Parent, (ii) conversion of Company Preferred Stock and (iii) exercises or conversion of Company Convertible Securities;

               (g) Except for the issuance of shares of Company Capital Stock upon exercise or conversion of presently outstanding Company Options, Company Warrants, or Company Preferred Stock, issue, sell, grant, contract to issue, grant or sell, or authorize the issuance, delivery, sale or purchase of any shares of Company Capital Stock, Company Convertible Securities, or any securities, warrants, options or rights to purchase any of the foregoing, other than the grant of options under the Option Plans to new employees consistent with past practices and in amounts and under circumstances which will not prevent the accounting for the transactions contemplated by this Agreement as a pooling of interests;

               (h) Cause or permit any amendments to its Articles of Incorporation or Bylaws;

               (i) Acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of the Company including any Company Intellectual Property;

               (j) Sell, lease, license or otherwise dispose of any of the assets or properties of the Company which are not Company Intellectual Property or create any security interest in such assets or properties;

               (k) Grant any loan to any person or entity, incur any indebtedness or guarantee any indebtedness, issue or sell any debt securities, guarantee any debt securities of others, purchase any debt securities of others or amend the terms of any outstanding agreements related to borrowed money, except for advances to employees for travel and business expenses in the ordinary course of business consistent with past practices;

               (l) Grant any severance or termination pay (i) to any director or officer or (ii) to any employee or consultant, or increase in the salary or other compensation payable or to become payable by the Company to any of its officers, directors, employees or advisors other than salary increases in the ordinary course of business consistent as to timing and amount with the prior year's increases, or declare, pay or make any commitment or obligation of any kind for the payment by the Company of a bonus or other additional salary or compensation to any such person, or adopt or amend any employee benefit plan or enter into any employment contract;

               (m) Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable;

               (n) Take any action to accelerate the vesting schedule of any of the outstanding Company Options or Company Capital Stock, other than as a consequence of the effect of the transaction herein contemplated upon the Option Plans in accordance with their terms.

               (o) Pay, discharge or satisfy, in an amount in excess of $25,000 individually or $100,000 in the aggregate any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in the 2000 Unaudited Financials;

               (p) Make or change any election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

               (q) Enter into any strategic alliance, joint development or joint marketing arrangement or agreement;

               (r) Fail to pay or otherwise satisfy its monetary obligations as they become due, except such as are being contested in good faith;

               (s) Waive or commit to waive any rights with a value in excess of $25,000 individually or $100,000 in the aggregate, except in ordinary course of business consistent with past practices;

               (t) Cancel or renew any insurance policy other than in the ordinary course of business; consistent with the prior policy;

               (u) Alter, or enter into any commitment to alter, its interest in any corporation, association, joint venture, partnership or business entity in which the Company directly or indirectly holds any interest on the date hereof;

               (v) Take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (u) above, or any other action that would prevent the Company from performing or cause the Company not to perform its covenants hereunder; or

               (w) Take, or agree in writing or otherwise take, any action which would result, or with the giving of notice, the passage of time, or both would result, in a breach of the Sony Contract, or an amendment, modification, or waive any rights under the Sony Contract.

        4.2 No Solicitation. Until the earlier of the Effective Time and the date of termination of this Agreement pursuant to the provisions of Section 8.1 hereof, the Company will not (nor will the

Company permit any of the Company's officers, directors, stockholders, agents, representatives or affiliates to) directly or indirectly, take any of the following actions with any party other than Parent and its designees: (a) solicit, initiate, entertain, or encourage any proposals or offers from, or conduct discussions with or engage in negotiations with, any person relating to any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any portion of its capital stock or assets or any equity interest in the Company, (b) provide information with respect to it to any person, other than Parent, relating to, or otherwise cooperate with, facilitate or encourage any effort or attempt by any such person with regard to, any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any of its capital stock or assets or any equity interest in the Company, (c) enter into an agreement with any person, other than Parent, providing for the acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any of its capital stock or assets or any equity interest in the Company, or (d) make or authorize any statement, recommendation or solicitation in support of any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any of its capital stock or assets or any equity interest in the Company by any person, other than by Parent. The Company shall immediately cease and cause to be terminated any such contacts or negotiations with third parties relating to any such transaction or proposed transaction. In addition to the foregoing, if the Company receives prior to the Effective Time or the termination of this Agreement any offer or proposal relating to any of the above, the Company shall immediately notify Parent thereof, including information as to the identity of the offeror or the party making any such offer or proposal and the specific terms of such offer or proposal, as the case may be, and such other information related thereto as Parent may reasonably request. Except as contemplated by this Agreement, disclosure by the Company of the terms hereof (other than the prohibition of this Section 4.2) shall be deemed to be a violation of this
Section 4.2.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

        5.1 Fairness Hearing; Stockholder Approval.

               (a) As promptly as practicable after the execution of this Agreement, the Company and Parent shall jointly prepare a notice of hearing before the California Department of Corporation and shall take all other actions required or reasonably requested by the other to obtain a permit (a "Permit"), from the Commissioner of Corporations of the State of California pursuant to
Section 25121 of the California Corporate Securities Law of 1968, so that the issuance of Parent Common Stock in the Merger shall be exempt from registration under Section 3(a)(10) of the Securities Act. The Company and Parent will respond to any comments from the California Department of Corporations and use their commercially reasonable efforts to have the Permit granted as soon as practicable after such filing. As promptly as practicable after receipt of a Permit, each party shall distribute to the Company stockholders of record an information statement in form required by applicable law and this Agreement (the "Information Statement") and request such Company stockholders approve and adopt the matters described therein and the transactions contemplated hereby and as provided by California Law and the Company's Articles of Incorporation and Bylaws. The Company shall use its best efforts to solicit and obtain the consent of such Company stockholders sufficient to approve this Agreement and the transactions contemplated hereby. The Information Statement shall include such disclosure materials as are necessary for the offer and issuance of the shares of Parent Common Stock to be received by the holders of Company Capital Stock in the Merger, and shall include without limitation information regarding the terms of the Merger and this Agreement and the recommendation without dissent of the Board of Directors of the Company (other than T. J. Rodgers) in favor of the Merger and this Agreement. Each of Parent and the Company shall use its reasonable efforts to cause the Information Statement to comply with applicable federal and state securities laws. Each of Parent and the Company agrees to provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Information Statement, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other's counsel and auditors in preparation of the Information Statement. The Company will promptly advise Parent, and Parent will promptly advise the Company, in writing if at any time prior to the Effective Time either Parent or the Company shall obtain knowledge of any facts that might make it necessary or appropriate to amend or supplement the Information Statement in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law.

               (b) Each of the Company and Parent will respond to any comments of the California Department of Corporations, and will use its respective commercially reasonable efforts to have the Permit issued as promptly as practicable after such filing, and the Company will cause the Information Statement to be mailed to the Company stockholders of record at the earliest practicable time after the Permit is issued by the California Department of Corporations. As promptly as practicable after the date of this Agreement, each of the Company and Parent will prepare and file any other filings required to be filed by it under the Exchange Act, the Securities Act or any other Federal, foreign or Blue Sky or related laws relating to the Merger and the transactions contemplated by this Agreement (the "Other Filings"). Each of the Company and Parent will notify the other promptly upon the receipt of any comments from the California Department of Corporations or its staff or any other government officials and of any request by the California Department of Corporations or its staff or any other government officials for amendments or supplements to the Information Statement or any Other Filing or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the California Department of Corporations or its staff or any other government officials, on the other hand, with respect to the Information Statement, the Merger or any Other Filing. Each of the Company and Parent will cause all documents that it is responsible for filing with the California Department of Corporations or other regulatory authorities under this Section to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder.

               (c) Whenever any event occurs which is required to be set forth in an amendment or supplement to the Information Statement or any Other Filing, the Company or Parent, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the

California Department of Corporations or its staff or any other government officials, and/or mailing to the Company stockholders of record, such amendment or supplement.

               (d) Upon receipt of the Permit, the Company shall, as promptly as possible, but not later than three (3) days following the effectiveness of the Permit submit this Agreement and the transactions contemplated hereby to the Company stockholders of record for approval and adoption as provided by California Law and its Articles of Incorporation and Bylaws. The Company shall use its best efforts to solicit and obtain the consent of such Company stockholders sufficient to approve the Merger and this Agreement and to enable the Closing to occur as promptly as practicable and, in any event, on or before October 31, 2000. The materials submitted to such Company stockholders shall be subject to review and approval by Parent and include information regarding the Company, the terms of the Merger and this Agreement and the recommendation of the Board of Directors of the Company in favor of the Merger and this Agreement, and the transactions contemplated hereby. Notwithstanding anything to the contrary contained in this Agreement, the Company shall adjourn or postpone any Company stockholders' meeting called for the purpose of approving the Merger and this Agreement (a "Company Stockholder's Meeting") to the extent necessary to ensure that any necessary supplement or amendment to the Information Statement is provided to the Company's stockholders of record in advance of a vote on the Merger and this Agreement or, if as of the time for which the Company Stockholders' Meeting is originally scheduled (as set forth in the Information Statement) there are insufficient shares of Company Capital Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders' Meeting. The Company shall ensure that the Company Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by the Company in connection with the Company Stockholders' Meeting are solicited, in compliance with applicable law and the Company charter documents. The Company's obligation to call, give notice of, convene and hold the Company Stockholders' Meeting in accordance with this Section shall not be limited to or otherwise affected by the commencement, disclosure, announcement or submission to the Company of any Acquisition Proposal or by any withdrawal, amendment, or modification to the recommendation of the Board of Directors of the Company with respect to the Merger and/or this Agreement.

               (e) If without the fault of the Company, a Permit is denied or no Permit for issuance of the Parent Common Stock is issued to Parent on or before September 15, 2000, then the End Date (as defined in Section 8.1(b)) shall be extended as provided in this Agreement and Parent shall prepare and file with the SEC, and the Company shall fully cooperate and provide such information as is required to file with the SEC, a Registration Statement on Form S-4, registering the issuance of Parent Company Stock in the Merger, as soon as practicable thereafter, and Parent and the Company shall use their commercially reasonable efforts to cause the S-4 Registration Statement to become effective on or before the End Date. The obligations of Parent and the Company with respect to the provision and accuracy of information to be provided in connection with the Information Statement and their duties to respond with to inquiries concerning the information statement, as herein stated, shall apply equally to information required with respect to the Form S-4 Registration Statement and inquiries of the SEC with respect thereto.

               (f) All certificates representing Parent Common Stock deliverable to any shareholder of the Company pursuant to this Agreement and in connection with the Merger and any certificates subsequently issued with respect thereto or in substitution therefor (including any shares issued or issuable in respect of any such shares upon any stock split stock dividend, recapitalization, or similar event) also shall bear any legend required by the Commissioner of Corporations of the State of California or such as are required pursuant to any federal, state, local or foreign law governing such securities; provided that in the event that the Commissioner of Corporations of the State of California shall require that any such certificate shall bear a legend which has the effect of restricting transfer of such certificate (in any event, other than a legend with respect to Rule 145 promulgated under the Securities Act ("Rule 145") or such legend as may be required pursuant to the Company Affiliate Agreements or
Section 5.12 hereof).

               (g) The Board of Directors of the Company (other than T. J. Rodgers) shall recommend without consent that the Company's stockholders of record vote in favor of and adopt and approve this Agreement and the Merger at the Company Stockholders' Meeting or by written consent. Neither the Board of Directors of the Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Parent, the recommendation without dissent of the Board of Directors of the Company (other than T. J. Rodgers) that such Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger. For purposes of this Agreement, said recommendation of the Board of Directors shall be deemed to have been modified in a manner adverse to Parent if said recommendation by the Board (other than T. J. Rodgers) shall no longer be without dissent.

        5.2 Access to Information. The Company shall afford Parent and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to (a) all of the Company's properties, books, contracts, commitments and records and (b) all other information concerning the business, properties and personnel (subject to restrictions imposed by applicable law) of the Company as Parent may reasonably request, and (iii) for the sole purpose of obtaining information in connection with the transactions contemplated by this Agreement, all employees of the Company as identified by Parent. No information or knowledge obtained in any investigation pursuant to this Section 5.2 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

        5.3 Confidentiality. Each of the parties hereto hereby agrees to keep the terms of this Agreement (except to the extent contemplated hereby) and such information or knowledge obtained in any investigation pursuant to Section 5.2, or pursuant to the negotiation and execution of this Agreement or the effectuation of the transactions contemplated hereby, confidential; provided, however, that the foregoing shall not apply to information or knowledge which
(a) a party can demonstrate was already lawfully in its possession prior to the disclosure thereof by the other party, (b) is generally known to the public and did not become so known through any violation of law, (c) became known to the public through no fault of such party, (d) is later lawfully acquired by such party without confidentiality restrictions from other sources, (e) is required to be disclosed by order of court or government agency with subpoena powers (provided that such party shall have provided the other party with prior notice of such order and an opportunity to object or take other available action) or (f) which is disclosed in the course of any litigation between any of the parties hereto.

        5.4 Expenses. Subject to Section 7.2(k), all fees and expenses incurred in connection with the Merger including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties ("Third Party Expenses") incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, shall be the obligation of the respective party incurring such fees and expenses; provided, however, that if the Merger occurs and the Company or Surviving Corporation incur Third Party Expenses, other than Third Party Expenses payable to governmental authorities in connection with obtaining approvals for the closing of the transactions contemplated by this Agreement and other than the Third Party Expenses of attorneys and accountants anticipated (but not limited in amount) by Schedule 2.19, then the amount of such additional Third Party Expenses shall be repaid by delivery to Parent of that amount of the shares of Parent Common Stock in the Escrow Fund equal to said amount of such additional Third Party Expenses divided by $47.358.

        5.5 Public Disclosure. Unless otherwise required by law (including, without limitation, federal and state securities laws) or, as to Parent, by the rules and regulations of the New York Stock Exchange, prior to the Effective Time, no disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement shall be made by any party hereto unless approved by Parent and the Company prior to release, provided that such approval shall not be unreasonably withheld.

        5.6 Consents. The Company shall promptly apply for or otherwise seek and use its best efforts to obtain all consents and approvals required to be obtained by it for the consummation of the Merger including all consents, waivers and approvals under any of the Contracts as may be required in connection with the Merger (all of such consents, waivers and approvals are set forth in the Company Schedules) so as to preserve all rights of and benefits to the Company thereunder from and after the Effective Time.

        5.7 FIRPTA Compliance. On or prior to the Closing Date, the Company shall deliver to Parent a properly executed statement in a form reasonably acceptable to Parent for purposes of satisfying Parent's obligations under Treasury Regulation Section 1.1445-2(c)(3).

        5.8 Reasonable Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use its commercially reasonable efforts to ensure that its representations and warranties remain true and correct in all material respects, and to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement; provided that Parent shall not be required to agree to any divestiture by Parent or the Company or any of Parent's subsidiaries or affiliates of shares of capital stock or of any business, assets or property of Parent or its subsidiaries or affiliates or the Company or its affiliates, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock. To the extent required by law, as soon as may be reasonably practicable, the Company and Parent each shall file with the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice ("DOJ") Notification and Report forms relating to the transactions contemplated herein as required by the HSR Act, as well as comparable premerger notification forms required by the merger notification or control laws and regulations of any applicable jurisdiction, as agreed to by the parties. The Company and Parent each shall promptly (a) supply the other with any information which may be required in order to effectuate such filings and (b) supply any additional information which reasonably may be required by the FTC, the DOJ or the competition or merger control authorities of any other jurisdiction and which the parties may reasonably deem appropriate.

        5.9 Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of the Company and Parent, respectively, contained in this Agreement to be untrue or inaccurate at or prior to the Effective Time and (ii) any failure of the Company or Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, such that the conditions set forth in Section 6.2(a) or (b) or Section 6.3(a) or (b) would not be satisfied; provided, however, that the delivery of any notice pursuant to this Section 5.9 shall not (a) limit or otherwise affect any remedies available to the party receiving such notice or (b) limit or otherwise effect any remedies or defenses available to the party giving such notice.

        5.10 Pooling Accounting. Parent and the Company shall each use its commercially reasonable efforts to cause the Merger to be accounted for as a pooling of interests. Each of Parent and the Company shall use its commercially reasonable efforts to cause the Company Affiliates (as defined in Section 5.11) not to take any action that would adversely affect the ability of Parent to account for the Merger as a pooling of interests.

        5.11 Company Affiliate Agreements. Schedule 5.11 sets forth those persons who, in the Company's reasonable judgment, are or may be "affiliates" of the Company within the meaning of Rule 145 (each such person a "Company Affiliate"). The Company shall provide Parent such information and documents as Parent shall reasonably request for purposes of reviewing such list. The Company shall deliver or cause to be delivered to Parent, concurrently with the execution of this Agreement (and in any case prior to the Closing) from each of the Company Affiliates, an executed Affiliate Agreement in the form attached hereto as Exhibit B. Parent shall be entitled to place appropriate legends on the Parent Certificates evidencing any Parent Common Stock to be received by such Company Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for Parent Common Stock, consistent with the terms of such Affiliate Agreements.

        5.12 New York Stock Exchange Listing Parent agrees to authorize for listing on the New York Stock Exchange the shares of Parent Common Stock issuable, and those required to be reserved for issuance, in connection with the Merger, upon official notice of issuance.

        5.13 S-8 Registration. Forty-five (45) days after the Closing Date, Parent agrees to file, if available for use by Parent, with the Securities and Exchange Commission a registration statement on Form S-8 registering a number of shares of Parent Common Stock equal to the number of shares of Parent Common Stock issuable upon the exercise of all Company Options assumed by Parent pursuant to Section 1.6 hereof as soon as reasonably possible after the Closing, but not later than 45 days after the Closing.

        5.14 401(k) Plan, Investors Rights Agreement and Management Rights Letter Agreement. The Company agrees to terminate its 401(k) plan immediately prior to Closing upon the condition that Parent extends to the payors identified in Schedule 5.14 a loan on the same terms and conditions as their current loans pursuant to said plan unless Parent, in its sole and absolute discretion agrees to sponsor and maintain such plan by providing the Company with notice of such election at least ten (10) days prior to the Effective Time. The Company also agrees to terminate on or prior to Closing both the Restated Investors Rights Agreement By and Among the Company and Stockholder dated as of April 30, 1999 and the Letter Agreement written by the Company to Institutional Venture Partners VI, L.P. regarding Management Rights, dated as of November 9, 1995.

        5.15 Additional Documents and Further Assurances. Each party hereto, at the request of the other party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

        5.16 Section 368 Election. Parent, Merger Sub and the Company shall each use its best efforts to cause the business combination to be effected by the Merger to qualify as a "reorganization" within the meaning of Section 368 of the Code and to be accounted for as a pooling of interests.

        5.17 Employee Compensation. Each person who was an employee of the Company immediately prior to the Effective Time, shall be, at the Effective Time, an at will employee of Parent or the Surviving Corporation, to the extent permitted by applicable law; provided that each employee employed in the United States shall provide proof of the right to work in the United States. Each employee of the Company who remains an employee of Parent or the Surviving Corporation after the Effective Time shall be eligible, upon completion of Parent's standard employee background and reference check, to receive salary and benefits (such as medical benefits, bonuses, 401(k) and stock options) consistent with Parent's standard human resource policies. For purposes of such benefits, such employees shall be given full credit for the period of their continuous service with the Company prior to the Effective Time.

        5.18 Indemnification. From and after the Effective Time, Parent shall cause the Surviving Corporation to fulfill and honor in all respects the obligations of the Company pursuant to indemnification agreements between the Company and its directors and officers existing prior to the date hereof. The Surviving Corporation shall (i) assume as of the Effective Time all obligations of the Company pursuant to the Company's Articles of Incorporation, Bylaws and indemnification agreements as they are in effect on the date hereof and (ii) pay all amounts that become due and payable under such provisions. This Section shall survive the consummation of the Merger, is intended to benefit the Company, the Surviving Corporation and each indemnified party, shall be binding, jointly and severally, on all successors and assigns of the Surviving Corporation and Parent, and shall be enforceable by the indemnified parties.

                                   ARTICLE VI

                            CONDITIONS TO THE MERGER

        6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing of the following conditions:

               (a) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

               (b) No Injunctions or Restraints; Illegality; HSR Act. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending.

               (c) Tax Opinions. The Company and Parent shall each have received written opinions from their respective counsel, Gray Cary Ware Freidenrich LLP, and Wilson Sonsini Goodrich & Rosati, Professional Corporation, to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code; provided, however, that if the counsel to either the Company or Parent does not render such opinion, this condition shall nonetheless be deemed to be satisfied with respect to such party, if counsel to the other party renders such opinion to such party. The parties to this Agreement agree to execute and deliver tax representation letters in a customary form to such counsel for the purposes of rendering such opinions.

               (d) Securities Laws. Parent and the Company shall have received from the California Department of Corporations a Permit for solicitation and issuance of its Common Stock to the Company Stockholders in the Merger in accordance with this Agreement and the issuance of the Merger Consideration by Parent in accordance with this Agreement will be exempt from registration with the Securities and Exchange Commission pursuant to Rule 3(a)(10) of the Securities Act, or alternatively, a Form S-4 Registration Statement shall have been filed and is effective to permit the issuance of the Parent Common Stock in the Merger in accordance with this Agreement, and no other filings, approvals, registrations, or qualifications (other than post Closing filings and registrations) are required under applicable federal or state securities laws for the consummation of the Merger in accordance with this Agreement.

        6.2 Additional Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

               (a) Representations and Warranties. The representations and warranties of Parent contained in this Agreement shall have been true and correct on the date hereof and shall be true and correct on and as of the Closing Date, except for (i) changes contemplated by this Agreement and (ii) those representations and warranties which address matters only as of a particular date (which shall remain true and correct in all material respects as of such date), with the same force and effect as if made on and as of the Closing Date and except for inaccuracies which are not reasonably likely to have a Material Adverse Effect on the Company nor materially and adversely effect the consummation of the transaction and the Company shall have received a certificate to such effect signed on behalf of Parent by a duly authorized officer of Parent.

               (b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and the Company shall have received a certificate to such effect signed by a duly authorized officer of Parent.

               (c) Stockholder Approval. This Agreement and the Merger shall have been approved and adopted by the Company Stockholders by the requisite vote under applicable law and the Company's Articles of Incorporation.

               (d) Secretary's Certificate. Each of Parent and Merger Sub shall have delivered to the Company a copy of (i) the text of the resolutions adopted by its Board of Directors authorizing the execution, delivery and performance of this Agreement and the consummation of all of the transactions contemplated by this Agreement and (ii) its certificate of incorporation and bylaws, along with a certificate executed on behalf of such entity by its corporate secretary certifying to the Company that such copies are true, correct and complete copies of such resolutions, certificate of incorporation and bylaws, respectively, and that such resolutions, certificate of incorporation and bylaws were duly adopted and have not been amended or rescinded.

               (e) Legal Opinion. The Company shall have received a legal opinion from Wilson Sonsini Goodrich & Rosati, Professional Corporation, or other legal counsel to Parent reasonably acceptable to Company, in substantially the form attached hereto as Exhibit D.

               (f) Material Adverse Effect. There shall not have occurred any event or condition of any character that has had or is reasonably likely to have a Material Adverse Effect on Parent and its subsidiaries, taken as a whole.

        6.3 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

               (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date hereof and shall be true and correct as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct in all material respects as of such date), with the same force and effect as if made on and as of the Closing Date and except for inaccuracies which are not reasonably likely to have a Material Adverse Effect on Company nor materially and adversely effect the consummation of the transaction and Parent shall have received a certificate to such effect signed on behalf of the Company by the chief executive officer of the Company;

               (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Parent shall have received a certificate to such effect signed by a duly authorized officer of the Company;

               (c) Third Party Consents. Parent shall have been furnished with evidence satisfactory to it that the Company has obtained the consents, approvals and waivers set forth in Schedule 2.4.

               (d) Legal Opinion. Parent shall have received a legal opinion from Gray Cary Ware & Freidenrich LLP, or other legal counsel to the Company reasonably acceptable to Parent, in substantially the form attached hereto as Exhibit C.

               (e) Affiliate Agreements. Each of the parties identified by the Company as being a Company Affiliate shall have delivered to Parent an executed Affiliate Agreement, which shall be in full force and effect.

               (f) New Employment Arrangements. Such employees as are listed in
Schedule 6.3(f) shall have entered into "at-will" employment arrangements with Parent and/or the Surviving Corporation, shall have agreed to be employees of Parent after the Closing, and shall be employees of the Company immediately prior to the Effective Time and shall have provided no notice of intent to resign such employment.

               (g) Letters from Independent Accountants. Parent shall have received a letter from PricewaterhouseCoopers LLP regarding such firm's concurrence with Parent management's conclusions as to the appropriateness of pooling of interests accounting for the Merger under Accounting Principles Board Opinion No. 16 if closed and consummated in accordance with this Agreement. Such letter shall be in form and substance satisfactory to Parent. In addition, PricewaterhouseCoopers LLP, the Company's accountants, shall have provided a letter, satisfactory in form and substance to Parent, regarding the firm's concurrence with the Company management's conclusions that the Company may participate in a pooling of interests transaction as of the Closing Date (it being understood that the Company shall use its reasonable best efforts to have such letter provided).

               (h) Securityholder Agent. There shall be a Securityholder Agent appointed and acting for the Company Stockholders in accordance with Section 7.2(g).

               (i) Stockholder Approval. The Company's stockholders entitled to vote on the Merger holding (i) at least ninety-five percent (95%) of the Company Capital Stock and (ii) a sufficient number of shares of Company Capital Stock as required under applicable law and the Company's Articles of Incorporation, shall have approved this Agreement, the Merger and the transactions contemplated hereby, and (iii) the holders of more than five percent (5%) of the outstanding shares of the Company Capital Stock shall not have exercised nor have any conditional right to exercise, appraisal, dissenter's or similar rights under applicable law by virtue of the Merger.

               (j) Resignation of Directors. Parent shall have received a written resignation from each of the directors of the Company effective as of the Effective Time.

               (k) No Material Adverse Change. There shall not have occurred any event or condition of any character that has had or is reasonably likely to have a Material Adverse Effect on the Company.

               (l) Secretary's Certificate. The Company shall have delivered to Parent a copy of (i) the text of the resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the Agreement of Merger and the consummation of all of the transactions contemplated by this Agreement and the Agreement of Merger, (ii) the text of the resolutions adopted by the Company Stockholders approving and adopting this Agreement and the Merger and (iii) the articles of incorporation and bylaws of the Company, along with a certificate executed on behalf of the Company by its corporate secretary certifying to Parent that such copies are true, correct and complete copies of such resolutions, articles of incorporation and bylaws, respectively, and that such resolutions, articles of incorporation and bylaws were duly adopted and have not been amended or rescinded.

               (m) Sony Contract. That certain Technology Licensing Agreement (the "Sony Contract") between the Company and Sony Corporation (the "Sony") is in full force and effect and there is no condition or event which with the passage of time, the giving of notice or both, is reasonably likely to result in a breach of such contract.

                                   ARTICLE VII

               SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ESCROW

        7.1 Survival of Representations and Warranties.

               (a) Survival Period. None of the Company's representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement (each as modified by the Company Schedules) shall survive the closing of this Merger except for the representations and warranties set forth in
Section 2.11 which shall survive and continue until 5:00 p.m., California time, on the date which is twelve months following the Closing Date (the "Expiration Date").

               (b) Indemnification.

                      (i) Subject to the limitations and qualifications contained in this Article VII, the Company Stockholders upon, and in consideration of their receipt of Parent Common Stock payable pursuant to
Section 1.6, in the Merger shall indemnify and hold harmless Parent, Surviving Corporation, and each of their respective officers, directors, shareholders, subsidiaries, affiliates, successors, and assigns (the "Parent Indemnified Parties"), from and against all actions, claims, losses, liabilities, damages, deficiencies, reasonable attorneys' and experts fees, costs and expenses of investigation and defense, judgements, penalties, costs and expense of every type and nature (herein individually a "Loss" and collectively "Losses") incurred or to be incurred by a Parent Indemnified Party resulting from, relating to or constituting:

                          (A) any misrepresentation, breach, or inaccuracy of a
representation or warranty of the Company contained in Section 2.11 of this Agreement,

                          (B) any failure by the Company to perform or comply
with any of its covenants under this Agreement to be performed prior to the Closing,

                          (C) the failure of any Company Stockholder to have
good, valid and marketable title to the Company Capital Stock surrendered by it in the Merger and/or the failure of any Company Stockholder to surrender any share of Company Capital Stock in the Merger as required pursuant to this Agreement and applicable law, provided, however, that this indemnifications shall only by the several obligation of the Company Stockholder involved and not the obligation of any other Company Stockholder and no losses pertaining thereto shall be recoverable out of the Escrow Fund,

                          (D) any claim by a shareholder or former shareholder
of the Company, or any other person or entity, seeking to assert, or based upon:
(i) ownership or rights to ownership of any shares of the Company Capital Stock not described in the Company Schedule and/or, (ii) any rights of a shareholder to receive any payment or consideration with respect to its Company Capital Stock as a consequence of the Merger from the Company, Surviving Corporation or Parent (other than the Merger Consideration pursuant to this Agreement or appraisal rights under the applicable provisions of California Law), and

                          (E) any sums payable to a Company Stockholder who
demands appraisal of its Company Capital Stock in excess the sums obtained by selling the Parent Common Stock in accordance with Section 1.7(c), above.

Notwithstanding anything to the contrary in this Article or elsewhere in this Agreement, (i) except in the case of fraud or intentional breach, the maximum amount the Parent Indemnified Parties may recover from the Company Stockholders pursuant to Sections 7.1(b)(i)(A), (B), (D), and (E), above, and the sole and exclusive source or recovery for the obligations of said Company Stockholders pursuant to said Sections 7.1(b)(i)(A), (B), (D), and (E) above, shall be limited to the Escrow Fund; and (ii) except for recovery against the Surviving Corporation pursuant to Section 5.18, the Company shareholders shall not have any right of contribution from Parent, the Company, or the Surviving Corporation with respect to any claim by a Parent Indemnified Party pursuant to this Section 7.1(b). Notwithstanding the foregoing, the existence of this Article VII and the rights and restrictions set forth herein do not limit any other potential remedies of Parent with respect to any fraudulent breach by the Company or its officers or directors of the representations, warranties, covenants or agreements of the Company contained herein. A Loss recoverable by a Parent Indemnified Party pursuant to this Section 7.1(b) shall be reduced by the net cash tax benefit, insurance recovery, and third party reimbursements actually received by such party with respect to such Loss.

        7.2 Escrow Arrangements.

               (a) Escrow Fund.

                      (i) At the Effective Time, the Company Stockholders will be deemed to have received and deposited with the Escrow Agent (as defined below) their respective share of the Escrow Amount (plus any additional shares as may be issued upon any stock split, stock dividend or recapitalization effected by Parent after the Effective Time) without any act of any Company Stockholder. As soon as practicable after the Effective Time, the Escrow Amount, without any act of any Company Stockholder, will be deposited with U.S. Bank Trust, N. A. (or other institution acceptable to Parent and the Securityholder Agent (as defined in Section 7.2(g) below)), as Escrow Agent, such deposit to constitute an escrow fund (the "Escrow Fund") to be governed by the terms set forth herein and at Parent's cost and expense. The Escrow Fund shall be available to compensate the Parent Indemnified Parties for any Loss or Losses incurred by the Parent Indemnified Parties directly or indirectly as a result of any of the indemnified matters described in Sections 7.1(b)(i)(A), (B), (D) and
(E) and for Third Party Expenses as provided in Section 5.4. Parent and the Company each acknowledge that such Losses, if any, would relate to unresolved contingencies existing at the Effective Time, which if resolved at the Effective Time would have led to a reduction in the aggregate Merger Consideration. Nothing herein shall limit the liability of the Company under Section 8.2 for any breach of any representation, warranty or covenant if the Merger does not close. Other than as provided in Section 5.18, the Company Stockholders shall not have any right of contribution from the Company with respect to any Loss claimed by Parent or its affiliates after the Effective Time.

                      (ii) Except as provided in Section 5.4, Parent may not receive any shares from the Escrow Fund for any claim under Section 7.1(b)(i)(A) or (B) unless and until Escrow Claim Certificate(s) (as defined in paragraph (d) below) identifying Losses, the aggregate amount of which exceed $250,000, have been delivered to the Escrow Agent as provided in paragraph (e); provided, no Escrow Claim Certificate for Losses with respect to a single breach or failure to comply or perform in an amount less than $25,000 shall be delivered by Parent to the Escrow Agent or otherwise claimed by Parent. Once the aggregate amount of Losses claimed by Parent against the Escrow pursuant to Sections 7.1(b)(i)(A) and (B), as to which there are no unresolved objections under Section 7.2(e), exceeds $250,000, Parent may recover from the Escrow Fund the total of such Losses in excess of $100,000 and no further limitation other than the limitation than each Escrow Claim Certificate must be for an amount in excess of $25,000) shall apply. The limitation of this subpart (ii) shall not apply to recovery of any indemnified Losses other than those under Sections 7.1(b)(i)(A) and (B).

               (b) Escrow Period; Distribution upon Termination of Escrow Periods. Subject to the following requirements, the Escrow Fund shall be in existence immediately following the Effective Time and shall terminate at 5:00 p.m., California time, on the Expiration Date (the "Escrow Period"); provided that the Escrow Period shall not terminate with respect to such amount (or some portion thereof), of the aggregate amount remaining in the Escrow Fund which is necessary in the reasonable judgment of Parent, subject to the objection of the Securityholder Agent and the subsequent arbitration of the matter in the manner provided in Section 7.2(f) hereof, to satisfy any unsatisfied claims concerning facts and circumstances existing prior to the termination of such Escrow Period specified in any Escrow Claim Certificate delivered to the Escrow Agent prior to the Expiration Date (such amounts being referred to as "Contingent Claims Amounts"). Any amounts remaining in the Escrow Fund on the Expiration Date in excess of the Contingent Claim Amounts shall be distributed to the Company Stockholders promptly following the Expiration Date in the following order of priority:

                      (i) First, that amount of the remaining Escrow Amount which is withheld from the Aggregate First Tier Preferred Stock Share Number shall be distributed to the holders of the Company Preferred Stock in proportion to their respective initial contribution of the Aggregate First Tier Preferred Stock Share Number to the Escrow Amount.

                      (ii) Second, that amount of the remaining Escrow Amount, if any, which is withheld from the Aggregate Second Tier Preferred Stock Share Number shall be distributed to the holders of the Company Preferred Stock in proportion to their respective initial contribution of the Aggregate Second Tier Preferred Stock Share Number to the Escrow Amount.

                      (iii) Lastly, that amount of the remaining Escrow Amount, if any, which is withheld from the Aggregate Common Stock Share Number shall be distributed to the holders of the Outstanding Company Common Shares in proportion to their respective initial contribution of Aggregate Common Stock Share Number to the Escrow Amount.

                      (iv) Notwithstanding the foregoing, if any shares of the Escrow Amount would be distributed pursuant to the foregoing to the holders of Company Warrants or Company

Options which have not yet been exercised, then such shares shall be delivered to Parent and reserved for issuance upon exercise of said Company Warrants or Company Options.

As soon as any claim which was unresolved at the Expiration Date have been resolved, the Escrow Agent shall deliver to the Company Stockholders the remaining portion of the Escrow Fund and not required to satisfy such claims in accordance with the foregoing.

               (c) Protection of Escrow Fund.

                      (i) The Escrow Agent shall hold and safeguard the Escrow Fund during the Escrow Period, shall treat such fund as a trust fund in accordance with the terms of this Agreement and not as the property of Parent and shall hold and dispose of the Escrow Fund only in accordance with the terms hereof.

                      (ii) Any shares of Parent Common Stock or other equity securities issued or distributed by Parent (including shares issued upon a stock split) ("New Shares") in respect of Parent Common Stock in the Escrow Fund which have not been released from the Escrow Fund shall be added to the Escrow Fund and become a part thereof. New Shares issued in respect of shares of Parent Common Stock which have been released from the Escrow Fund shall not be added to the Escrow Fund but shall be distributed to the record holders thereof (or reserved for distribution to the record holders of the assumed Company Option or Company Warrant to which such Parent Common Stock relates). Cash dividends on Parent Common Stock shall not be added to the Escrow Fund but shall be distributed to the record holders thereof.

                      (iii) Each Company Stockholder shall be shown as the record owner on Parent's books and records, and shall have voting rights with respect to the shares of Parent Common Stock contributed to the Escrow Fund by such Company Stockholder (and on any voting securities added to the Escrow Fund in respect of such shares of Parent Common Stock) to the same extent that the Company Stockholder would have enjoyed if the such shares had not been contributed to the Escrow Fund.

               (d) Claims Upon Escrow Fund.

                      (i) Upon receipt by the Escrow Agent at any time on or before 5:00 PM on the Expiration Date of a certificate signed by any officer of Parent (an "Escrow Claim Certificate"): (A) stating that Parent has paid, sustained or properly accrued or reasonably anticipates that it will sustain or have to pay or accrue Losses, and (B) specifying in reasonable detail the individual items of Losses included in the amount so stated, the date each such item was paid, sustained or properly accrued, or the basis for such anticipated liability, and the nature of the indemnified matter to which such item is related, the Escrow Agent shall, subject to the provisions of Section 7.2(e) hereof, deliver to Parent out of the Escrow Fund, as promptly as practicable, shares of Parent Common Stock held in the Escrow Fund in an amount equal to such Losses.

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

                      (ii) For the purposes of determining the number of shares of Parent Common Stock to be delivered to Parent out of the Escrow Fund pursuant to Section 7.2(d)(i) hereof, each share of Parent Common Stock shall be deemed to have a value of $47.358.

               (e) Objections to Claims. At the time of delivery of any Escrow Claim Certificate to the Escrow Agent, a duplicate copy of such certificate shall be delivered to the Securityholder Agent (as defined in Section 7.2(g)) and for a period of thirty (30) days after such delivery, the Escrow Agent shall make no delivery to Parent of any Escrow Amounts pursuant to Section 7.2(d) hereof unless the Escrow Agent shall have received written authorization from the Securityholder Agent to make such delivery. After the expiration of such thirty (30)-day period, the Escrow Agent shall make delivery of shares of Parent Common Stock from the Escrow Fund in accordance with Section 7.2(d) hereof, provided that no such payment or delivery may be made if the Securityholder Agent shall object in a written statement to the claim made in the Escrow Claim Certificate, and such statement shall have been delivered to the Escrow Agent prior to the expiration of such thirty (30)-day period.

               (f) Resolution of Conflicts; Arbitration.

                      (i) In case the Securityholder Agent shall so object in writing to any claim or claims made in any Escrow Claim Certificate, the Securityholder Agent and Parent shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims. If the Securityholder Agent and Parent should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and distribute shares of Parent Common Stock from the Escrow Fund in accordance with the terms thereof.

                      (ii) If no such agreement can be reached after good faith negotiation, either Parent or the Securityholder Agent may demand arbitration of any dispute regarding any claim or claims made in an Escrow Claim Certificate unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or both parties agree to arbitration; and in either such event the matter shall be settled by arbitration conducted by three arbitrators. Parent and the Securityholder Agent shall each select one arbitrator, and the two arbitrators so selected shall select a third arbitrator. The arbitrators shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrators, to discover relevant information from the opposing parties about the subject matter of the dispute. The arbitrators shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys' fees and costs, to the same extent as a court of law or equity, should the arbitrators determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. The decision of a majority of the three arbitrators as to the validity and amount of any claim in such Escrow Claim Certificate shall be binding and conclusive upon the parties to this Agreement, and notwithstanding anything in Section 7.2(e) hereof, the Escrow Agent shall be entitled to act in accordance with such decision and make or withhold payments out of the Escrow Fund in accordance therewith. Such decision shall be written and shall be supported by written findings of fact and conclusions which shall set forth the award, judgment, decree or order awarded by the arbitrators.

                      (iii) Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration shall be held in Santa Clara County, California under the rules then in effect of the American Arbitration Association. For purposes of this Section 7.2(f), in any arbitration hereunder in which any claim or the amount thereof stated in the Escrow Claim Certificate is at issue, Parent shall be deemed to be the Non-Prevailing Party in the event that the arbitrators award Parent less than the sum of one-half (1/2) of the disputed amount plus any amounts not in dispute; otherwise, the shareholders of the Company as represented by the Securityholder Agent shall be deemed to be the Non-Prevailing Party. The Non-Prevailing Party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative costs of the arbitration and the expenses, including without limitation, reasonable attorneys' fees and costs, incurred by the other party to the arbitration.

               (g) Securityholder Agent of the Stockholders; Power of Attorney.

                      (i) In the event that the Merger is approved, effective upon such vote, and without further act of any Company Stockholder, Dave B. Corbin or another person designated by holders of a majority of the Company Capital Stock outstanding immediately prior to the Effective Time, voting together as a single class, and reasonably acceptable to Parent and the Company, shall be appointed as agent and attorney-in-fact (the "Securityholder Agent") for each Company Stockholder (except such shareholders, if any, as shall have perfected their appraisal or dissenters' rights under California Law or any other applicable law), for and on behalf of the Company Stockholders, to give and receive notices and communications, to authorize delivery to Parent of shares of Parent Common Stock from the Escrow Fund in satisfaction of claims by Parent, to object to such deliveries, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such claims, and to take all actions necessary or appropriate in the judgment of Securityholder Agent for the accomplishment of the foregoing. Such agency may be changed by the Company Stockholders from time to time upon not less than thirty (30) days prior written notice to Parent; provided that the Securityholder Agent may not be removed unless holders of a majority interest of the Escrow Fund agree to such removal and to the identity of the substituted agent. Any vacancy in the position of Securityholder Agent may be filled by approval of the holders of a majority in interest of the Escrow Fund. No bond shall be required of the Securityholder Agent, and the Securityholder Agent shall not receive compensation for his or her services. Notices or communications to or from the Securityholder Agent shall constitute notice to or from each of the Company Stockholders.

                      (ii) The Securityholder Agent shall not be liable for any act done or omitted hereunder as Securityholder Agent while acting in good faith and in the exercise of reasonable judgment; and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Company Stockholders on whose behalf the Escrow Amount was contributed to the Escrow Fund shall severally indemnify the Securityholder Agent and hold the Securityholder Agent harmless against any loss, liability or expense incurred without negligence or bad faith on the part of the Securityholder Agent and arising out of or in connection with the acceptance or administration of the Securityholder Agent's duties hereunder, including the reasonable fees and expenses of any legal counsel retained by the Securityholder Agent.

               (h) Actions of the Securityholder Agent. A decision, act, consent or instruction of the Securityholder Agent shall constitute a decision of all the shareholders for whom a portion of the Escrow Amount otherwise issuable to them are deposited in the Escrow Fund and shall be final, binding and conclusive upon each of such Company Stockholder, and the Escrow Agent and Parent may rely upon any such decision, act, consent or instruction of the Securityholder Agent as being the decision, act, consent or instruction of each every such Company Stockholder. The Escrow Agent and Parent are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of the Securityholder Agent.

               (i) Third-Party Claims. In the event Parent becomes aware of a third-party claim which Parent believes may result in a demand against the Escrow Fund, Parent shall notify the Securityholder Agent of such claim, and the Securityholder Agent, as representative for the holders of the Company's Capital Stock, the Company Warrants, and the Company Options, shall be entitled, at their expense, to participate in any defense of such claim. Parent shall have the right in its sole discretion to settle any such claim; provided, however, that except with the consent of the Securityholder Agent, no settlement of any such claim with third-party claimants shall alone be determinative of the amount of any claim against the Escrow Fund. In the event that the Securityholder Agent has consented to any such settlement, the Securityholder Agent shall have no power or authority to object under any provision of this Article VII to the amount of any claim by Parent against the Escrow Fund with respect to such settlement.

               (j) Escrow Agent's Duties.

                      (i) The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein, and as set forth in any additional written escrow instructions which the Escrow Agent may receive after the date of this Agreement which are signed by an officer of Parent and the Securityholder Agent, and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be liable for any act done or omitted hereunder as Escrow Agent while acting in good faith and in the exercise of reasonable judgment, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith.

                      (ii) The Escrow Agent is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court of law, notwithstanding any notices, warnings or other communications from any party or any other person to the contrary. In case the Escrow Agent obeys or complies with any such order, judgment or decree of any court, the Escrow Agent shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

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

                      (iii) The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder.

                      (iv) The Escrow Agent shall not be liable for the expiration of any rights under any statute of limitations with respect to this Agreement or any documents deposited with the Escrow Agent.

                      (v) In performing any duties under the Agreement, the Escrow Agent shall not be liable to any party for damages, losses, or expenses, except for gross negligence or willful misconduct on the part of the Escrow Agent. The Escrow Agent shall not incur any such liability for (A) any act or failure to act made or omitted in good faith, or (B) any action taken or omitted in reliance upon any instrument, including any written statement or affidavit provided for in this Agreement that the Escrow Agent shall in good faith believe to be genuine, nor will the Escrow Agent be liable or responsible for forgeries, fraud, impersonations, or determining the scope of any representative authority. In addition, the Escrow Agent may consult with the legal counsel in connection with Escrow Agent's duties under this Agreement and shall be fully protected in any act taken, suffered, or permitted by him/her in good faith in accordance with the advice of counsel. The Escrow Agent is not responsible for determining and verifying the authority of any person acting or purporting to act on behalf of any party to this Agreement.

                      (vi) If any controversy arises between the parties to this Agreement, or with any other party, concerning the subject matter of this Agreement, its terms or conditions, the Escrow Agent will not be required to determine the controversy or to take any action regarding it. The Escrow Agent may hold all documents and shares of Parent Common Stock and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as, in the Escrow Agent's discretion, the Escrow Agent may be required, despite what may be set forth elsewhere in this Agreement. In such event, the Escrow Agent will not be liable for damage. Furthermore, the Escrow Agent may at its option, file an action of interpleader requiring the parties to answer and litigate any claims and rights among themselves. The Escrow Agent is authorized to deposit with the clerk of the court all documents and shares of Parent Common Stock held in escrow, except all cost, expenses, charges and reasonable attorney fees incurred by the Escrow Agent due to the interpleader action and which the parties jointly and severally agree to pay. Upon initiating such action, the Escrow Agent shall be fully released and discharged of and from all obligations and liability imposed by the terms of this Agreement.

                      (vii) The parties and their respective successors and assigns agree jointly and severally to indemnify and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including reasonable costs of investigation, counsel fees, and disbursements that may be imposed on the Escrow Agent or incurred by the Escrow Agent in connection with the performance of its duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter.

                      (viii) The Escrow Agent may resign at any time upon giving at least thirty (30) days written notice to the parties; provided, however, that no such resignation shall

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

become effective until the appointment of a successor escrow agent which shall be accomplished as follows: the parties shall use their best efforts to mutually agree on a successor escrow agent within thirty (30) days after receiving such notice. If the parties fail to agree upon a successor escrow agent within such time, the Escrow Agent shall have the right to appoint a successor escrow agent authorized to do business in the State of California. The successor escrow agent shall execute and deliver an instrument accepting such appointment and it shall, without further acts, be vested with all the estates, properties, rights, powers, and duties of the predecessor escrow agent as if originally named as escrow agent. The Escrow Agent shall be discharged from any further duties and liability under this Agreement.

               (k) Fees. All fees of the Escrow Agent for performance of its duties hereunder shall be paid by Parent. It is understood that the fees and usual charges agreed upon for services of the Escrow Agent shall be considered compensation for ordinary services as contemplated by this Agreement. In the event that the conditions of this Agreement are not promptly fulfilled, or if the Escrow Agent renders any service not provided for in this Agreement, or if the parties request a substantial modification of its terms, or if any controversy arises, or if the Escrow Agent is made a party to, or intervenes in, any litigation pertaining to this escrow or its subject matter, the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs, attorney's fees, and expenses occasioned by such default, delay, controversy or litigation. Parent promises to pay these sums upon demand.

               (l) Consent of Company Stockholders. Each Company Stockholder will be deemed, by virtue of their approval of the Merger, to have consented to:
(i) the obligations of the Company Stockholder under this Article, (ii) the establishment of the Escrow Fund to secure such obligations, (iii) the appointment of the Security Holder Agent as their representative for purposes of their obligations hereunder and as attorney-in-fact and agents for and on behalf of each of them, (iv) the taking by the Security Holder Agent of any and all action(s) and making of any and all decision(s) required or permitted to be taken or made by them under this Agreement or any Escrow Agreement to be entered into pursuant hereto, and (v) all of the other terms, conditions and limitation to be binding upon them pursuant to the terms of this Article.

               (m) Exclusive Right to Indemnification. Except as provided for in the following sentence, resort to the Escrow Fund shall be the exclusive right and remedy of Parent for breaches of the representations, warranties, covenants and agreements of the Company contained herein; provided, however, that the foregoing limitation shall not apply to fraud or any intentional breach. Notwithstanding the foregoing, the existence of this Article VII and the rights and restrictions set forth herein do not limit any other potential remedies of Parent with respect to any fraudulent breach by the Company or its officers or directors of the representations, warranties, covenants or agreements of the Company contained herein.

                                  ARTICLE VIII

                        TERMINATION, AMENDMENT AND WAIVER

        8.1 Termination. Except as provided in Section 8.2 below, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective
Time:

               (a) by mutual consent of the Company and Parent;

               (b) by Parent or the Company if: (i) the Effective Time has not occurred before 5:00 p.m. (Pacific time) on or before October 31, 2000, or, if Parent is required by this Agreement to register the Parent Common Stock to be issued in the Merger as the Merger Consideration on Form S-4 pursuant to Section 5.1, on or before November 30, 2000 (in either case the "End Date"), (provided that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any party whose failure to fulfill any obligation hereunder has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date); (ii) there shall be a final nonappealable order of a federal or state court in effect preventing consummation of the Merger; or
(iii) there shall be any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any governmental entity that would make consummation of the Merger illegal;

               (c) by Parent if there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger, by any Governmental Entity, which would: (i) prohibit Parent's or the Company's ownership or operation of all or any portion of the business of the Company or (ii) compel Parent or the Company to dispose of or hold separate all or a portion of the business or assets of the Company or Parent as a result of the Merger;

               (d) by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement which breach has a Material Adverse Effect on the Company, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided that if such inaccuracy in the Company's representations and warranties or breach by the Company is curable by the Company within 30 days through the exercise of its reasonable best efforts, then for so long as the Company continues to exercise such reasonable best efforts Parent may not terminate this Agreement under this
Section 8.1(d) unless such breach is not cured within 30 days (it being understood that Parent may not terminate this Agreement pursuant to this Section 8.1(d) if it shall have materially breached this Agreement);

               (e) by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement which breach has a Material Adverse Effect on Parent, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in Parent's representations and warranties or breach by Parent is curable by Parent within 30 days through the exercise of its reasonable best efforts, then for so long as Parent continues to exercise such reasonable best efforts the Company may not terminate this agreement under this Section 8.1(e) unless such breach is not cured within 30 days (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(e) if it shall have materially breached this Agreement).

        Where action is taken to terminate this Agreement pursuant to this
Section 8.1, it shall be sufficient for such action to be authorized by the Board of Directors (as applicable) of the party taking such action.

        8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent or the Company, or their respective officers, directors or stockholders, provided that each party shall remain liable for any breaches of this Agreement prior to its termination; and provided further that, subject to Article VII, the parties shall continue to be required to perform the provisions of Sections 5.3, 5.4, and 5.5 and of
Article VIII of this Agreement, all of which shall remain in full force and effect and survive any termination of this Agreement.

        8.3 Amendment. Except as is otherwise required by applicable law after the Company Stockholders approve this Agreement, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

        8.4 Extension; Waiver. At any time prior to the Effective Time, Parent, on the one hand, and the Company, on the other, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE IX

                               GENERAL PROVISIONS

        9.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a)    if to Parent, to:

                      Cypress Semiconductor Corporation
                      3901 N. First Street
                      San Jose, CA 95134-1599
                      Attention: J. Daniel McCranie
                      Telephone No.: 408-943-2614
                      Facsimile No.:  408-943-2754

                      with a copy to:

                      Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road
                      Palo Alto, California 94304
                      Attention: Larry Sonsini
                      Telephone No.:  (650) 493-9300
                      Facsimile No.:  (650) 493-6811

               (b)    if to the Company, to:

                      Silicon Light Machines
                      385 Moffett Park Drive
                      Sunnyvale, CA  94089-1208
                      Attention: Dave B. Corbin
                      Telephone No.: (408) 541-4904
                      Facsimile No.: (408) 541-1249

                      with a copy to:

                      Gray Cary Ware & Freidenrich LLP
                      400 Hamilton Avenue
                      Palo Alto, CA  94301
                      Attention:  Dennis Sullivan
                      Telephone No.: (650) 833-2000
                      Facsimile No.: (650) 327-3699

               (c)    if to the Securityholder Agent:

                      Dave B. Corbin

                      ----------------------------

                      ----------------------------

                      ----------------------------

               (d)    if to the Escrow Agent:

                      U.S. Bank Trust, National Association
                      Corporate Trust Services
                      One California Street
                      San Francisco, CA  94111
                      Attention: Ann Gadsby
                      Telephone No.: (415) 273-4532
                      Facsimile No.: (415) 273-4593

        9.2 Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." As used herein, the term "Material Adverse Effect" shall mean a material adverse effect on the business, assets (including intangible assets), financial condition, capitalization, and results of operations of the specified entity, except for effects caused by conditions (i) of the U.S. economy in general, (ii) of the industry of the specified entity, (iii) resulting from announcement of the Merger or (iv) caused by actions of the Company taken with the prior written consent of Parent which would otherwise in compliance with
Section 4.1. In addition, as used herein, the term "knowledge" shall mean, with respect to Company or Parent, what is within the actual knowledge of any of the officers of Company or Parent, as the case may be. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        9.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

        9.4 Entire Agreement; Assignment. This Agreement, the Schedules and Exhibits hereto, and the documents and instruments and other agreements among the parties hereto referenced herein, together with the Mutual Confidentiality Agreement dated ____________, 2000, between Parent and the Company: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof;
(b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided, except that Parent may assign their respective rights and delegate their respective obligations hereunder to their respective affiliates.

        9.5 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

        9.6 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

        9.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

        9.8 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.





                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, Parent and the Company and, with respect to Article VII only, the Escrow Agent and the Securityholder Agent, and have caused this Agreement to be signed by their duly authorized respective officers, all as of the date first written above.

CYPRESS SEMICONDUCTOR               SILICON LIGHT MACHINES
CORPORATION



By:                                 By:
   ---------------------------         -----------------------------

Name:                               Name:
     -------------------------           ---------------------------

Title:                              Title:
      ------------------------            --------------------------



SECURITYHOLDER AGENT:



-----------------------------
Name



ESCROW AGENT:



------------------------------
Name

INDEX OF EXHIBITS

EXHIBIT        DESCRIPTION
-------        -----------

Exhibit A      Form of Voting Agreement

Exhibit B      Form of Company Affiliate Agreement

Exhibit C      Form of Legal Opinion of Counsel to the Company

Exhibit D      Form of Legal Opinion of Counsel to Parent

Exhibit E      Table of Definitions

                                    EXHIBIT A

                            FORM OF VOTING AGREEMENT

                                VOTING AGREEMENT

        This Voting Agreement ("AGREEMENT") is made and entered into as of __________, 2000, between Cypress Semiconductor Corporation, a Delaware corporation ("PARENT"), and the undersigned stockholder ("STOCKHOLDER") of Silicon Light Machines, a California corporation (the "COMPANY").

                                    RECITALS

        A Concurrently with the execution of this Agreement, Parent and the Company, and with respect to Article VII only, U.S. Bank Trust, as the Escrow Agent, and Dave B. Corbin, as the Securityholder Agent, are entering into an Agreement and Plan of Reorganization (the "MERGER AGREEMENT") which provides for the merger (the "MERGER") of Silicon Acquisition Corp., a California corporation to be formed by Parent as a wholly-owned subsidiary of Parent ("MERGER SUB"), and the Company. Pursuant to the Merger, shares of capital stock of the Company will be converted into Common Stock of Parent on the basis described in the Merger Agreement.

        B Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of outstanding shares of capital stock of the Company indicated on Annex I to this Agreement.

        C As a material inducement to enter into the Merger Agreement, Parent desires the Stockholder to agree, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Stockholder is willing to agree, to vote the Shares and New Shares (as defined below) so as to facilitate consummation of the Merger.

        NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

        1. Agreement to Vote Shares; Additional Purchases; Transfers and Encumbrance.

               (a) Agreement to Vote Shares. At every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, Stockholder shall cause the Shares and any New Shares (as defined below) to be voted and shall otherwise consent to:

                      (i) in favor of approval of the Merger and the adoption and approval of the Merger Agreement including all further instruments, agreements, and actions contemplated thereby;

                      (ii) contingent upon the Closing of the Merger, in favor of the termination of any stockholders agreements to which the Stockholder is a party including, without limitation, the Restated Investor Rights Agreement by and among the Company and Stockholder dated as of April 30, 1999;

                      (iii) in favor of waiving any notice that may have been or may be required relating to any reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any sale of assets, change of control, or acquisition of the Company by any other person, or any consolidation or merger of the Company with or into any other person; and

                      (iv) against the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement): (A) any merger, consolidation or other business combination involving Company or any subsidiary of Company with any party other than Parent, Merger Sub or any of their respective affiliates; (B) any sale, lease or transfer of more than any significant part of the assets of Company or any subsidiary of Company to any party other than Parent, Merger Sub or any of their respective affiliates; (D) any change in a majority of the board of directors of Company; (E) any material change in the capitalization of Company or Company's corporate structure, other than as contemplated by the Merger Agreement; or (F) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

               (b) No Agreements. Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Agreement.

               (c) Definition. For purposes of this Agreement, "SHARES" shall mean all issued and outstanding shares of capital stock, or debt instruments convertible into capital stock, of the Company for which Stockholder is the beneficial owner or over which Stockholder has voting control, including any securities convertible into, or exercisable or exchangeable for shares of the Company's capital stock, all as set forth on Exhibit B attached hereto.

               (d) Additional Purchases. Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership or voting control after the execution of this Agreement and prior to the date of termination of this Agreement ("NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

               (e) Transfer of Shares.

                      (i) Stockholder agrees that, during the period from the date of this Agreement through the termination of this Agreement pursuant to
Section 8 below, Stockholder shall not cause or permit any transfer, sale, exchange, pledge, gift, or other disposition or encumbrance (a "TRANSFER") of any of the Shares and any New Shares to be effected unless such Transfer is in accordance with any Affiliate Agreement between Stockholder and Parent contemplated by the Merger Agreement and each person to which any of such Shares and any New Shares, or any interest in any of such Shares and any New Shares, is or may be Transferred shall have: (a) executed a counterpart of this Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Parent may reasonably request); and (b) agreed in writing to hold such Shares and any New Shares (or interest in such Shares and any New Shares) subject to all of the terms and provisions of this Agreement.

                      (ii) Stockholder agrees that, during the period from the date of this Agreement through the termination of this Agreement pursuant to
Section 8 below, Stockholder shall not deposit (or permit the deposit of) any Shares and any New Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares and any New Shares.

        2. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Exhibit A (the "PROXY") with respect to the Shares and New Shares, which, subject to Section 8 hereof, shall be irrevocable to the fullest extent permitted by applicable law.

        3. Appointment of Securityholder Agent. Stockholder agrees to appoint the Securityholder Agent (as defined in the Merger Agreement) as agent and attorney-in-fact for and on behalf for purposes of Section 7.2 of the Merger Agreement. Stockholder further agrees that any decision, act, consent or instruction of the Securityholder Agent (as defined in the Merger Agreement), including, without limitation, any agreement by the Securityholder Agent for and on behalf of the Stockholders (as defined in the Merger Agreement) to any amendments, modifications and waivers of any term, condition or other agreement set forth in the Merger Agreement, shall constitute a decision of Stockholder for all purposes of and under the Merger Agreement, and that such decision, act, consent or instruction shall be final, binding and conclusive upon Stockholder as if made by the Stockholder.

        4. Non-Solicitation. Stockholder covenants and agrees with Parent, Merger Sub and Company that, during the period commencing on the date of this Agreement and ending on November 30, 2000, Stockholder shall not, directly or indirectly, (i) solicit or initiate discussions or engage in negotiations with any person, or take any action intended, designed or reasonably likely to facilitate the efforts of any person relating to the possible acquisition of Company (whether by way of merger, purchase of its capital stock, purchase of assets or otherwise) or any material portion of its capital stock or assets ("ACQUISITION PROPOSAL"), (ii) furnish any nonpublic information regarding Company to any person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal; (iii) engage in discussions with any person with respect to any Acquisition Proposal; (iv) approve, endorse or recommend any Acquisition Proposal in Stockholder's capacity as a Stockholder; or (v) enter into any letter of intent or other similar document or any contract contemplating or otherwise relating to any Acquisition Proposal. Stockholder shall immediately cease any existing discussions or other communications with any persons other than Parent or Merger Sub that relate to any Acquisition Proposal.

        5. Representations and Warranties of the Stockholder.

                      (i) Stockholder is the beneficial owner of the Shares free and clear of any liens, claims, options, charges or other encumbrances.

                      (ii) Stockholder does not beneficially own any securities of the Company other than the shares of Common Stock and Preferred Stock of the Company and options to purchase shares of Common Stock of the Company indicated on Exhibit B to this Agreement.

                      (iii) Stockholder: (A) has full authority to vote and direct the voting of the Shares; (B) does not beneficially own any securities of the Company other than the Shares indicated on the final page of this Agreement; and (C) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

        6. Additional Documents; Stockholder Agreement. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent and the Company, to carry out the intent of this Agreement.

        7. Consent and/or Waiver. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.

        8. Termination. This Agreement and the Proxy shall terminate and shall have no further force or effect as of the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (ii) such date and time as the Merger Agreement shall have been terminated in accordance with its terms.

        9. Miscellaneous.

               (a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               (b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and any person or entity to which legal or beneficial ownership of such Shares or New Shares shall pass whether by operation of law or otherwise, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

               (c) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

               (d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

               (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person or sent by overnight courier by a reputable carrier (prepaid) to the respective parties as follows:

             If to Parent:          Cypress Semiconductor Corporation
                                    3901 North First Street
                                    San Jose, California 95134
                                    Attn: Manny Hernandez

             With a copy to:        Wilson Sonsini Goodrich & Rosati, P.C.
                                    650 Page Mill Road
                                    Palo Alto, California 94304-1050
                                    Attention:  Larry W. Sonsini, Esq.

             If to the Stockholder: To the address for notice set forth on the signature page hereof.

             With a copy to:        Gray Care Ware & Freidenrich, LLP
                                    400 Hamilton Avenue
                                    Palo Alto, CA  94301-1825
                                    Attention:  Dennis Sullivan, Esq.

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

               (f) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California (without regard to the principles of conflict of laws thereof).

               (g) Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

               (h) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

               (i) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                    PARENT

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                    STOCKHOLDER:

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    Stockholder's Address for Notice:


                                    -----------------------------------------

                                    -----------------------------------------

                                    -----------------------------------------





                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                    STOCKHOLDER:

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------


                                    Stockholder's Address for Notice:


                                    -----------------------------------------

                                    -----------------------------------------

                                    -----------------------------------------





                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                     ANNEX I

        Stockholder beneficially owns and has voting control over the following capital stock of the Company:

        1.      _________________ shares of Common Stock of the Company.

        2. _________________ shares of Series _____ Preferred Stock of the Company.

        3. _________________ shares of ____ Stock issuable upon exercise of Company Options (as defined in the Agreement and Plan of Reorganization).

        4. _________________ shares of ____ Stock issuable upon exercise or conversion of Company Convertible Securities other than Company Options (as defined in the Agreement and Plan or Reorganization).

                                    EXHIBIT A

                                IRREVOCABLE PROXY


        The undersigned Stockholder of Silicon Light Machines, a California corporation (the "COMPANY"), hereby irrevocably appoints the directors on the Board of Directors of Cypress Semiconductor Corporation, a Delaware corporation ("PARENT"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares (as each such term is defined in the Voting Agreement of even date between Parent and the Stockholder (the "VOTING AGREEMENT")) on the matters described below (and on no other matter), until such time as that certain Agreement and Plan of Reorganization dated as of ________, 2000 (the "MERGER AGREEMENT"), between Parent and the Company, shall be terminated in accordance with its terms or the Merger (as defined in the Merger Agreement) with Silicon Acquisition Corp., a California corporation to be formed by Parent as a wholly owned subsidiary of Parent ("MERGER SUB"), becomes effective. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

        This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 8 of the Voting Agreement), is granted pursuant to the Voting Agreement, is granted in consideration of Parent entering into the Merger Agreement and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at every annual, special or adjourned meeting of the Company's stockholders, and in every written consent in lieu of such a meeting, or otherwise, to vote the Shares and the New
Shares:

               (i) in favor of approval of the Merger and the adoption and approval of the Merger Agreement including all further instruments, agreements, and actions contemplated thereby;

               (ii) contingent upon the Closing of the Merger, in favor of the termination of any stockholders agreements to which the Stockholder is a party, including, without limitation, the Restated Investor Rights Agreement by and among the Company and Stockholder dated as of April 30, 1999; and

               (iii) in favor of waiving any notice that may have been or may be required relating to any reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any sale of assets, change of control, or acquisition of the Company by any other person, or any consolidation or merger of the Company with or into any other person; and

               (iv) against the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement):
(A) any merger, consolidation or other business combination involving Company or any subsidiary of Company with any party other than Parent, Merger Sub or any of their respective affiliates; (B) any sale, lease or transfer of more than any significant part of the assets of Company or any subsidiary of Company to any party other than Parent, Merger Sub or any of their respective affiliates; (D) any change in a majority of the board of directors of Company; (E) any material change in the capitalization of Company or Company's corporate structure, other than as contemplated by the Merger Agreement; or (F) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

        The attorneys and proxies named above may only exercise this proxy to vote the Shares and any New Shares subject hereto at any time prior to the earlier of termination of the Merger Agreement and the date on which the Merger becomes effective, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting. The undersigned Stockholder may vote the Shares and New Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

                  [remainder of page intentionally left blank]

        This proxy is irrevocable and coupled with an interest.

Dated:  __________, 2000

        Signature of Stockholder:
                                 -------------------------------

        Print Name of Stockholder:
                                  ------------------------------








                                   ***PROXY***

                                    EXHIBIT B

                       FORM OF COMPANY AFFILIATE AGREEMENT

                           COMPANY AFFILIATE AGREEMENT


        THIS COMPANY AFFILIATE AGREEMENT (this "Agreement") is made and entered into as of ______, 2000, among Cypress Semiconductor Corporation, a Delaware corporation ("Parent"), and the undersigned stockholder who may be deemed an affiliate ("Affiliate") of Silicon Light Machines, a California corporation ("Company"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Reorganization Agreement (as defined below).

                                    RECITALS

        A. The Company, other than any such shares held by Parent or its subsidiaries, and Parent have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") which provides for the merger (the "Merger") of a wholly-owned subsidiary of Parent ("Merger Sub") with and into the Company. Pursuant to the Merger, all outstanding shares of capital stock of the Company (the "Company Capital Stock") shall be converted into the right to receive Common Stock of Parent;

        B. Affiliate has been advised that Affiliate may be deemed to be an "affiliate" of the Company, as the term "affiliate" is used for purposes of Rule 144 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission"); and

        C. The execution and delivery of this Agreement by Affiliate is a material inducement to Parent to enter into the Reorganization Agreement.

        NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

        1. Acknowledgments by Affiliate. Affiliate acknowledges and understands that the representations, warranties and covenants by Affiliate set forth herein shall be relied upon by Parent, the Company and their respective affiliates, counsel and accounting firms, and that substantial losses and damages may be incurred by these persons if Affiliate's representations, warranties or covenants are breached. Affiliate has carefully read this Agreement and the Reorganization Agreement and has discussed the requirements of this Agreement with Affiliate's professional advisors, who are qualified to advise Affiliate with regard to such matters.

        2. Beneficial Ownership of Company Capital Stock. The Affiliate is the beneficial owner of shares of Company Capital Stock (the "Shares"). The Shares are not subject to any claim, lien, pledge, charge, security interest or other encumbrance or to any rights of first refusal of any kind except for the Investor Rights Agreement by and among the Company and the Preferred Investors, dated April 30, 1999 which shall be terminated concurrently herewith. There are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which the Affiliate is a party or by which it is bound obligating the Affiliate to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any Shares or obligating the Affiliate to grant or enter into any such option, warrant, call, right, commitment or agreement. The Affiliate has the sole right to transfer such Shares. The Shares are not subject to preemptive rights created by any agreement to which the Affiliate is party except for such Investor Rights Agreement by and among the Company and the Preferred Investors, dated April 30, 1999. All shares of Company Capital Stock and common stock of Parent ("Parent Common Stock") acquired by Affiliate in the Merger shall be subject to the provisions of this Agreement as if held by Affiliate as of the date hereof (excluding Parent Common Stock acquired in the open market).

        3. Covenants Related to Pooling of Interests. During the period beginning 35 days preceding the Effective Time of the Merger and ending two trading days after Parent publicly announces financial results covering at least 30 days of combined operations of Parent and the Company, Affiliate shall not sell, exchange, transfer, pledge, distribute, make any gift or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise) intended or having the effect, directly or indirectly, to reduce Affiliate's risk relative to any shares of Parent Common Stock or any of the Shares. Parent may, at its discretion, place a stock transfer notice consistent with the foregoing, with respect to Affiliate's shares.

        4. Compliance with Rule 145 and the Securities Act.

               (a) Affiliate has been advised that (i) the issuance of shares of Parent Common Stock in connection with the Merger is expected to be effected pursuant to a fairness hearing under California law, and the resale of such shares shall be subject to restrictions set forth in Rule 145 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and (ii) Affiliate may be deemed to be an affiliate of the Company. Affiliate accordingly agrees not to sell, transfer or otherwise dispose of any Parent Common Stock issued to Affiliate in the Merger unless (i) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Securities Act, (ii) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or an appropriate exemption from registration, (iii) Affiliate delivers to Parent a written opinion of counsel, reasonably acceptable to Parent in form and substance, that such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act or (iv) an authorized representative of the Commission shall have rendered written advice to Affiliate to the effect that the Commission would take no action, or that the staff of the Commission would not recommend that the Commission take any action, with respect to the proposed disposition if consummated.

               (b) Parent shall give stop transfer instructions to its transfer agent with respect to any Parent Common Stock received by Affiliate pursuant to the Merger and there shall be placed on the certificates representing such Common Stock, or any substitutions therefor, a legend stating in substance:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 APPLIES AND MAY ONLY BE TRANSFERRED IN CONFORMITY WITH RULE 145(d) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ACCORDANCE WITH A WRITTEN OPINION

                OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

The legend set forth above shall be removed (by delivery of a substitute certificate without such legend) and Parent shall so instruct its transfer agent, if Affiliate delivers to Parent (i) satisfactory written evidence that the shares have been sold in compliance with Rule 145 (in which case, the substitute certificate shall be issued in the name of the transferee), or (ii) an opinion of counsel, in form and substance reasonably satisfactory to Parent, to the effect that public sale of the shares by the holder thereof is no longer subject to Rule 145.

        5. Rule 144/145 Reporting. Parent shall, for a period of two (2) years from the date hereof, use commercially reasonable efforts to: (a) make and keep public information available (as such terms are understood and defined in Rule 144 under the Securities Act), (b) file with the Commission in a timely manner all reports and other documents required of Parent under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (c) furnish to Affiliate promptly upon request a written statement as to its compliance with reporting requirements of Rule 144.

        6. Termination. This Agreement shall be terminated and shall be of no further force and effect in the event of the termination of the Reorganization Agreement pursuant to Article VIII of the Reorganization Agreement.

        7. Miscellaneous.

               (a) Waiver; Severability. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto. In the event that any provision of this Agreement, or the application of any such provision to any person, entity or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

               (b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other party hereto.

               (c) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

               (d) Injunctive Relief. Each of the parties acknowledge that: (i) the covenants and the restrictions contained in this Agreement are necessary, fundamental, and required for the protection of Parent and the Company and to preserve for Parent the benefits of the Merger; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a special, unique, and extraordinary value; and (iii) a breach of any such covenants or any other provision of this Agreement shall result in irreparable harm and damages to Parent and the Company which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, Parent and the Company shall be entitled to the immediate remedy of a temporary restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any such covenant or provision or to specifically enforce the provisions hereof.

               (e) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of California without giving effect to any choice or conflict of laws provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

               (f) Entire Agreement. This Agreement, the Reorganization Agreement and the other agreements referred to in the Reorganization Agreement set forth the entire understanding of Affiliate and Parent relating to the subject matter hereof and thereof and supersede all prior agreements and understandings between Affiliate and Parent relating to the subject matter hereof and thereof.

               (g) Attorneys' Fees. In the event of any legal actions or proceeding to enforce or interpret the provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, whether or not the proceeding results in a final judgment.

               (h) Further Assurances. Affiliate shall execute and/or cause to be delivered to Parent such instruments and other documents and shall take such other actions as Parent may reasonably request to effectuate the intent and purposes of this Agreement.

               (i) Third Party Reliance. Counsel to and independent auditors for Parent and the Company shall be entitled to rely upon this Affiliate Agreement.

               (j) Survival. The representations, warranties, covenants and other provisions contained in this Agreement shall survive the Merger.

               (k) Counterparts. This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Affiliate Agreement to be duly executed on the day and year first above written.

CYPRESS SEMICONDUCTOR              AFFILIATE
CORPORATION



By:                                By:
   --------------------------         -------------------------------

Name:                              Affiliate's Address for Notice:
     ------------------------

Title:
      -----------------------      -----------------------------------

                                   -----------------------------------

                                   -----------------------------------


                                   Shares beneficially owned:

                                   ______ shares of Company Common Stock

                                   ______ shares of Series _____ Company
                                   Preferred Stock

                                   ______ shares of Company ____________
                                   Stock issuable upon conversion of Company
                                   Options

                                   ______ shares of Company
                                   ____________ Stock issuable
                                   upon exercise of other rights
                                   under any Company Convertible
                                   Securities (other than
                                   Company Options)

                                   ______ shares of Parent ____________ Stock
                                   (acquired outside of the Cypress/Silicon
                                   Light machines transaction)



                     [SIGNATURE PAGE TO AFFILIATE AGREEMENT]

                                    EXHIBIT C

                   FORM OF LEGAL OPINION OF COUNSEL TO COMPANY

                                       [GRAY CRAY -- TECHNOLOGY'S LEGAL EDGE(SM)


                                                             400 Hamilton Avenue
                                                        Palo Alto, CA 94301-1809
                                                                www.graycary.com
                                                                 O] 650-833-2000
                                                                 F] 650-327-3699

__________, 2000

Cypress Semiconductor Corporation
3901 North First Street
San Jose, California 94134-1599

Ladies and Gentlemen:

        We have acted as special counsel to Silicon Light Machines, a California corporation (the "Company"), in connection with the merger (the "Merger") of Silicon Acquisition Corp., a California corporation (the "Sub") and a wholly-owned subsidiary of Cypress Semiconductor Corporation (the "Parent"), with and into the Company, pursuant to an Agreement and Plan of Reorganization by and among Parent and the Company dated as of July __, 2000 (the "Reorganization Agreement"). This opinion is furnished to you pursuant to
Section 6.3(d) of the Reorganization Agreement. Unless otherwise specified herein, the capitalized terms used in this opinion have the meaning given to them in the Reorganization Agreement.

        Prior to this transaction, we have not represented the Company. We have acted only as special counsel for the Company in connection with the negotiation of the Reorganization Agreement and the effectuation of the Merger. As a result, we are unfamiliar with the historical matters concerning the management and affairs of the Company other than such matters as have come to our attention during the course of our representation of the Company as described in the immediately preceding sentence. In particular, we do not serve as registrar or transfer agent for either the stock or options issued by the Company, and the management of the Company has taken sole responsibility for preparing all such records.

        As special counsel to the Company, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purposes of rendering this opinion. We have examined originals or copies of the following documents: (a) the Articles of Incorporation of the Company in the form certified as of a recent date by the Secretary of State of the State of California; (b) the Bylaws of the Company in the form certified as of the date hereof by an officer of the Company; (c) resolutions of the Board of Directors of the Company in the form certified as of the date hereof by an officer of the Company; (d) a Certificate of Status from the Secretary of State of the State of California with respect to the Company; (e) the Reorganization Agreement and the Agreement of Merger contemplated thereby (together, the "Merger Agreements");
(f) the Company Schedule; (g) the agreements set forth in Section 2.12(a) of the Company Schedule (each a "Material Company Contract"); and (h) such other documents, records, certificates and other factual information otherwise supplied to us, as in our judgment are necessary or appropriate to render the

Cypress Semiconductor Corporation
__________, 2000
Page 2



opinions expressed below. In such examination, we have assumed the genuineness of all signatures on original documents, the conformity to original documents of all copies submitted to us and the due authorization, execution and delivery of all documents by any party other than the Company where due authorization, execution and delivery are a prerequisite to the effectiveness thereof, that you have received all of the documents that you are required to receive under the Reorganization Agreement and that the Merger Agreements are the binding obligations of the Parent and the Sub.

        Subject to the further limitations on the scope of our inquiry set forth herein, we have relied solely upon certificates of public officials (as to which we have assumed the accuracy, completeness and genuineness), certificates of officers of the Company (each, an "Officer's Certificate") and oral and written representations made to us by officers of the Company. We have made no independent investigation of any of the facts stated in the Officer's Certificates or any representations made by officers of the Company.

        For purposes of this opinion, we are assuming that the Parent, the Sub and the Escrow Agent have all requisite power and authority and have taken any and all necessary corporate action to execute and deliver such of the Merger Agreements and related documents to which they are a party. In addition, we have assumed that the representations and warranties made by Parent in Article III of the Reorganization Agreement are true and correct. We have not acted as counsel to any of the shareholders of the Company.

        As used in this opinion, the expression "to our knowledge" or "known to us" with reference to matters of fact means that, during the course of our representation and after an examination of the documents referenced in the above paragraph, and after inquiries of officers of the Company, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expression "to our knowledge" with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Merger Agreements and the transactions contemplated thereby. Except to the extent expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

        With respect to our opinion in paragraph 1 that the Company is in good standing under the laws of the State of California, we have relied solely upon a certificate of status issued by the Secretary of State of California.

        With respect to our opinion in Paragraph 4(iv), we have relied solely upon the representations of officers of the Company regarding the existence of facts that may result in a violation or default and our review of the documents referred to in the second paragraph of this opinion.

Cypress Semiconductor Corporation
__________, 2000
Page 3


        With respect to our opinions in Paragraph 7 regarding the outstanding capital stock of the Company, we have based our opinion solely upon our review of the Articles of Incorporation of the Company, the Bylaws of the Company, the stock ledgers and minutes of the meetings of the board of directors of the Company provided to us by the Company. In addition, with respect to our opinion in Paragraph 7 hereof that all issued and outstanding shares of the Company are fully paid, we have relied exclusively upon representations concerning receipt by the Company of the proper consideration for such shares made to us by the officers of the Company.

The opinions hereinafter expressed are subject to the following qualifications:

        A. We express no opinion as to the effect of general principles of equity, including, but not limited to, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief (regardless of whether such remedy is considered in a proceeding in equity or at law).

        B. We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar federal and state laws affecting the rights of creditors generally.

        C. We express no opinion as to compliance with the anti-fraud provisions of state and federal laws, rules and regulations concerning the issuance of securities.

        D. We are not expressing any opinion relating to any jurisdiction other than the laws of the United States of America and the laws of the State of California. In rendering our opinions in Paragraphs 4 and 5 below, to the extent that such opinion relates to judgments, orders, decrees, or authorizations, approvals or consents of, or registrations, declarations or filings with, any governmental authority or agency applicable to the Company, it is understood that we have not conducted any special investigation of statutes, laws, ordinances, rules or regulations, and our opinion with respect thereto is limited to such United States and California statutes, laws, ordinances, rules, regulations, approvals and filings as in our experience are normally applicable to a transaction of the type contemplated by the Reorganization Agreement.

        E. In rendering our opinion in Paragraph 4 below to the extent that such opinion relates to a violation of a Material Company Contract, to the extent any of such Material Company Contracts are governed by the laws of any jurisdiction other than the United States of America and the State of California, we express no opinion relating to such other laws, and our opinion is based upon the plain meaning of the provisions of such contracts and assumes that the governing law is substantially identical to the laws of the United States of America and the State of California.

Cypress Semiconductor Corporation
__________, 2000
Page 4


        Based upon and subject to the foregoing we are of the opinion that:

               1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

               2. The Company has all requisite corporate power and authority to enter into the Merger Agreements, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

               3. The execution and delivery of the Merger Agreements and the performance of the obligations of the Company thereunder have been duly and validly authorized by all necessary corporate action and have been approved by the Board of Directors and shareholders of record of the Company. The Merger Agreements have been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with their terms.

               4. Except as expressly set forth in the Reorganization Agreement or on the Company Schedule, the execution and delivery of the Merger Agreements by the Company and the consummation of the transactions contemplated thereby does not and will not violate or result in a violation of: (i) the Company's Articles of Incorporation or Bylaws; (ii) any provision of any federal law or law of the State of California applicable to the Company; (iii) to our knowledge, any judgment, order or decree of any court or arbiter to which the Company is a party; or (iv) any Material Company Contract.

               5. Except as expressly set forth in the Reorganization Agreement or on the Company Schedule, no authorizations, approvals or consents of or notice to, or registrations, declarations or filings with, any court or governmental authority or agency are required in connection with the execution and delivery of the Merger Agreements by the Company, and the performance of the transactions contemplated therein.

               6. To our knowledge, there is no action, proceeding or investigation pending or threatened against the Company.

               7. The authorized capital stock of the Company as of immediately prior to the Closing consists of (a) 44,859,880 shares of Common Stock and (b) 25,805,939 shares of Company Preferred Stock, of which 3,960,000 have been designated as Series A Preferred Stock, 4,393,467 have been designated as Series B Preferred Stock, 2,592,592 have been designated as Series C Preferred Stock and 14,859,880 have been designated as Series D Preferred Stock. To our knowledge, immediately prior to the Closing, there are: (i) [5,798,086] shares of Company Common Stock issued and outstanding; (ii) [4,589,863] shares of Company Common Stock issuable upon exercise of outstanding Company Options; and
(iii) [24,923,103] shares of Company Preferred Stock

Cypress Semiconductor Corporation
__________, 2000
Page 5

issued and outstanding, consisting of 3,960,000 shares of Series A Preferred Stock issued and outstanding, 4,266,667 shares of Series B Preferred Stock issued and outstanding, 2,592,592 shares of Series C Preferred Stock issued and outstanding and [14,103,844] shares of Series D Preferred Stock issued and outstanding. All outstanding shares of the Company's capital stock have been duly authorized and validly issued and, to our knowledge, are fully paid and nonassessable.

               8. To our knowledge, except as set forth in the Reorganization Agreement or on the Company Schedule, there are no options, warrants, conversion privileges, preemptive rights or other rights (or agreements for any such rights) currently outstanding to purchase or otherwise obtain any authorized but unissued shares of capital stock or other securities of the Company, or any obligation of the Company to purchase, redeem or otherwise acquire any of its securities.

Cypress Semiconductor Corporation
__________, 2000
Page 6



        This opinion is solely for your benefit and is not to be made available to or relied upon by any other party without our express prior written consent.

Very truly yours,

GRAY CARY WARE & FREIDENRICH LLP




----------------------------------

                                    EXHIBIT D

                   FORM OF LEGAL OPINION OF COUNSEL TO PARENT

______________, 2000



Silicon Light Machines
385 Moffett Park Dr., Suite 115
Sunnyvale, CA  94041

Ladies and Gentlemen:

        We have acted as counsel to Cypress Semiconductor Corporation, a Delaware corporation ("Parent"), in connection with the merger (the "Merger") of Silicon Acquisition Corp., a California corporation ("Merger Sub") and a wholly owned subsidiary of Parent, with and into Silicon Light Machines, a California corporation (the "Company" or "SLM"), pursuant to the Agreement and Plan of Reorganization among Parent and the Company, dated as of July ____, 2000 (the "Reorganization Agreement"). This opinion is furnished to you pursuant to
Section 6.2(e) of the Reorganization Agreement. Unless otherwise defined herein, the capitalized terms used in this opinion have the meaning given to them in the Reorganization Agreement.

        We have acted as counsel for Parent and Merger Sub in connection with the negotiation of the Reorganization Agreement and the effectuation of the Merger. As such counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purposes of rendering this opinion. In addition, we have examined originals or copies of documents, corporate records and other writings which we consider relevant for the purposes of this opinion. In such examination, we have assumed the genuineness of all signatures on original documents, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents by any party other than Parent where due execution and delivery are a prerequisite to the effectiveness thereof.

        As used in this opinion, the expression "to our knowledge" or "known to us" with reference to matters of fact means that, after an examination of documents made available to us by Parent and after inquiries of officers of Parent but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expression "to our knowledge" with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for Parent solely in connection with the Reorganization Agreement and the transactions contemplated thereby. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of Parent or the rendering of the opinion set forth below.

        Based upon our inquiries and examinations, and subject to the qualifications, exceptions, assumptions and limitations herein contained, and except as set forth in the Reorganization Agreement, we are of the opinion that:

Silicon Light Machines
__________, 2000
Page 2



        1. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in each state listed on a schedule attached to the opinion. Parent has all the requisite corporate power and authority to own or lease its properties and assets and to conduct its business as is currently conducted.

        2. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Merger Sub has all requisite corporate power and authority to own or lease its properties and assets and to conduct its business as is currently conducted.

        3. The shares of Parent Common Stock to be issued pursuant to the Merger have been duly authorized by all necessary corporate proceedings on the part of Parent and, when issued in accordance with the terms of the Reorganization Agreement, will be validly issued, fully paid and nonassessable and free of liens, encumbrances or preemptive or similar rights (other than those liens, encumbrances and preemptive or similar rights imposed as a result of actions of the SLM shareholders); provided, however, that such shares may be subject to restriction on transfer under state and/or federal securities laws.

        4. Parent has all requisite corporate power and authority to execute and deliver the Reorganization Agreement and Agreement of Merger and to otherwise carry out and perform its obligations under the terms of such agreements. The Reorganization Agreement and Agreement of Merger have been duly and validly authorized, executed and delivered by Parent and each constitutes a valid, binding and enforceable agreement of Parent.

        5. Merger Sub has all requisite corporate power and authority to execute and deliver the Reorganization Agreement and Agreement of Merger and to otherwise carry out and perform its obligations under the terms of such agreements. The Reorganization Agreement and Agreement of Merger have been duly and validly authorized, executed and delivered by Parent and each constitutes a valid, binding and enforceable agreement of Merger Sub.

        6. The execution and delivery of each of the Reorganization Agreement and the Agreement of Merger and the performance by Parent and Merger Sub of the covenants set forth in such agreements (i) do not conflict with any provision of the Certificate of Incorporation and Bylaws of Parent or the Articles of Incorporation and Bylaws of Merger Sub, or (ii) to our knowledge, violate or contravene any order, writ, judgment, decree, determination or award of any United States federal or any state governmental authority applicable to Parent or Merger Sub.

        7. Other than those as have been obtained by the Company and Parent, no consent, waiver, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity (so as not to trigger any Conflict (as defined in the Reorganization Agreement)) is required by or with respect to Parent in connection with the execution and delivery of the Reorganization Agreement and the Agreement of Merger.

Cypress Semiconductor Corporation
__________, 2000
Page 3


        The foregoing opinions are subject to the following additional qualifications, exceptions, assumptions and limitations:

        A. We are members of the Bar of the State of California and we are not expressing any opinion as to any matter relating to laws of any jurisdiction other than the federal laws of the United States of America (excluding the federal securities laws as to which we are not expressing any opinion), the laws of the State of California and the general corporate laws of the State of Delaware. As you are aware, we are not licensed to practice law in the State of Delaware, and our opinions as to the general corporate laws of the State of Delaware are based solely upon review of standard compilations of the Delaware General Corporation Law and without reference to its conflicts of law rules. In addition, we render no opinion with respect to the compliance or non-compliance with applicable federal, state or foreign securities laws, rules and regulations.

        B. In rendering the opinions set forth in paragraphs 1 and 2 below as to the qualification and good standing of Parent in Delaware, and Merger Sub in California, respectively we have relied exclusively on certificates of the Delaware Secretary of State and California Secretary of State, respectively.

        C. We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally including, but not limited to, the effects of statutory and other laws regarding fraudulent conveyances, preferential transfers, and limitations on dividends and redemptions.

        D. We express no opinion as to the effect or availability of rules of law governing specific performance, injunctive relief, fraudulent conveyance or transfer, or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

        E. We express no opinion as to compliance or noncompliance with applicable antifraud provisions of federal or state securities statutes, laws, rules and regulations.

        F. We express no opinion as to the validity or enforceability of the indemnification or contribution provisions set forth in the Reorganization Agreement or elsewhere.

        G. We express no opinion as to the validity or enforceability of any agreement governed by the laws of any state other than California to the extent the provisions of the laws of any state differ from the laws of the State of California.

        H. We express no opinion concerning the past, present or future fair market value of any securities.

        I. Our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

Cypress Semiconductor Corporation
__________, 2000
Page 4


        J. Our opinion is in all respects subject to the effect of general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity) upon the enforceability of any of the remedies, covenants or other provisions of the Reorganization, or upon the availability of injunctive relief or other equitable remedies.

        K. In rendering this opinion, with your permission, we have assumed that, SLM is duly organized, validly existing and in good standing under applicable law and has full power, authority and legal right to execute and deliver, and to perform its obligations under such agreements. With your permission, we have further assumed that, SLM has been duly authorized the execution, performance and delivery of each such agreement and has duly executed and delivered each such agreement, and that each such agreement constitutes the legal, valid and binding obligation of SLM. With your permission, we have further assumed the genuineness of all signatures, other than those of the Parent and Merger Sub, the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us either as photostatic copies or as conformed copies and the authenticity of the originals of all such documents. With your permission, we have further assumed that SLM holds the requisite title and rights to any property involved in the transactions which the Transaction Documents contemplate. We have further assumed that there has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

        This opinion is rendered to you pursuant to Section 6.2(e) of the Reorganization Agreement and may not be relied upon by any other person in any context or by you in any other context. This opinion may not be quoted or copies hereof furnished to any other person without the prior written consent of this firm, except that you may furnish a copy hereof (i) to your independent auditors and attorneys, (ii) to any foreign, state or federal authority having regulatory jurisdiction over you, (iii) pursuant to order or legal process of any court or other governmental authority and (iv) in connection with any legal action to which you are a party arising out of the above-described transaction.

        We assume no obligation to revise or supplement this opinion should the present laws of such jurisdictions be changed by legislative action, judicial decision or otherwise. This opinion is rendered as of the date hereof, and we express no opinion as to, and disclaim any undertaking or obligation to update this opinion in respect of, changes of circumstances or events that occur subsequent to this date.

                                      Very truly yours,

                                      WILSON SONSINI GOODRICH & ROSATI
                                      Professional Corporation


                                      ----------------------------------------

                                    EXHIBIT E

                              TABLE OF DEFINITIONS

                              TABLE OF DEFINITIONS



        The following definitions used in this Agreement are defined in the Sections specified below.



-----------------------------------------------------------------------------------------------------

                         DEFINITIONS                                          SECTION
-----------------------------------------------------------------------------------------------------

1998 Audited Financials                                                         2.5
-----------------------------------------------------------------------------------------------------

1999 Audited Financials                                                         2.5
-----------------------------------------------------------------------------------------------------

2000 Unaudited Financials                                                       2.5
-----------------------------------------------------------------------------------------------------

Affiliate                                                                   2.20(a)(i)
-----------------------------------------------------------------------------------------------------

Aggregate Common Stock Share Number                                         1.6(c)(iii)
-----------------------------------------------------------------------------------------------------

Aggregate First Tier Preferred Stock Share Number                             1.6(a)
-----------------------------------------------------------------------------------------------------

Aggregate First Tier Series A Share Number                                    1.6(a)
-----------------------------------------------------------------------------------------------------

Aggregate First Tier Series B Share Number                                    1.6(a)
-----------------------------------------------------------------------------------------------------

Aggregate First Tier Series C Share Number                                    1.6(a)
-----------------------------------------------------------------------------------------------------

Aggregate First Tier Series D Share Number                                    1.6(a)
-----------------------------------------------------------------------------------------------------

Aggregate Second Tier Preferred Stock Share Number                            1.6(a)
-----------------------------------------------------------------------------------------------------

Aggregate Second Tier Series B Share Number                                   1.6(a)
-----------------------------------------------------------------------------------------------------

Aggregate Second Tier Series C Share Number                                   1.6(a)
-----------------------------------------------------------------------------------------------------

Aggregate Second Tier Series D Share Number                                   1.6(a)
-----------------------------------------------------------------------------------------------------

Aggregate Share Number                                                        1.6(a)
-----------------------------------------------------------------------------------------------------

Agreement                                                                    Preamble
-----------------------------------------------------------------------------------------------------

Agreement of Merger                                                             1.2
-----------------------------------------------------------------------------------------------------

Balance Sheet                                                                   2.5
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------

                         DEFINITIONS                                          SECTION
-----------------------------------------------------------------------------------------------------
California Law                                                                  1.1
-----------------------------------------------------------------------------------------------------

Closing                                                                         1.2
-----------------------------------------------------------------------------------------------------

Closing Date                                                                    1.2
-----------------------------------------------------------------------------------------------------

COBRA                                                                      2.20(a)(iii)
-----------------------------------------------------------------------------------------------------

Code                                                                         Recital D
-----------------------------------------------------------------------------------------------------

Common Stock Exchange Ratio                                                 1.6(c)(iii)
-----------------------------------------------------------------------------------------------------

Company                                                                      Preamble
-----------------------------------------------------------------------------------------------------

Company Affiliates                                                             5.11
-----------------------------------------------------------------------------------------------------

Company Capital Stock                                                        Recital B
-----------------------------------------------------------------------------------------------------

Company Certificate                                                           1.7(b)
-----------------------------------------------------------------------------------------------------

Company Common Stock                                                          1.6(a)
-----------------------------------------------------------------------------------------------------

Company Common Stock Exchange Ratio                                           1.6(a)
-----------------------------------------------------------------------------------------------------

Company Convertible Securities                                                1.6(a)
-----------------------------------------------------------------------------------------------------

Company Employee Plan                                                       2.20(a)(ii)
-----------------------------------------------------------------------------------------------------

Company Financial Statements                                                    2.5
-----------------------------------------------------------------------------------------------------

Company Intellectual Property                                                  2.11
-----------------------------------------------------------------------------------------------------

Company Options                                                               1.6(a)
-----------------------------------------------------------------------------------------------------

Company Preferred Stock                                                       1.6(a)
-----------------------------------------------------------------------------------------------------

Company Products                                                              2.11(b)
-----------------------------------------------------------------------------------------------------

Company Registered Intellectual Property                                       2.11
-----------------------------------------------------------------------------------------------------

Company Schedules                                                            Preamble
                                                                            Article II
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                         DEFINITIONS                                          SECTION
-----------------------------------------------------------------------------------------------------
Company Stockholders                                                          1.6(a)
-----------------------------------------------------------------------------------------------------

Company Stockholders' Meeting                                                 5.1(d)
-----------------------------------------------------------------------------------------------------

Company Warrants                                                              2.2(b)
-----------------------------------------------------------------------------------------------------

Conflict                                                                        2.4
-----------------------------------------------------------------------------------------------------

Contingent Claims Amounts                                                     7.2(b)
-----------------------------------------------------------------------------------------------------

Contract                                                                      2.12(b)
-----------------------------------------------------------------------------------------------------

Convertible Note                                                              2.2(a)
-----------------------------------------------------------------------------------------------------

Dissenting Shares                                                             1.7(a)
-----------------------------------------------------------------------------------------------------

DOJ                                                                             5.8
-----------------------------------------------------------------------------------------------------

DOL                                                                         2.20(a)(iv)
-----------------------------------------------------------------------------------------------------

Effective Time                                                                  1.2
-----------------------------------------------------------------------------------------------------

Employee                                                                    2.20(a)(v)
-----------------------------------------------------------------------------------------------------

Employee Agreement                                                          2.20(a)(vi)
-----------------------------------------------------------------------------------------------------

End Date                                                                      8.1(b)
-----------------------------------------------------------------------------------------------------

Environmental Permit                                                          2.18(c)
-----------------------------------------------------------------------------------------------------

ERISA                                                                      2.20(a)(vii)
-----------------------------------------------------------------------------------------------------

Escrow Agent                                                                 Preamble
-----------------------------------------------------------------------------------------------------

Escrow Amount                                                                 1.6(a)
-----------------------------------------------------------------------------------------------------

Escrow Claim Certificate                                                     7.2(d)(i)
-----------------------------------------------------------------------------------------------------

Escrow Fund                                                                  7.2(a)(i)
-----------------------------------------------------------------------------------------------------

Escrow Period                                                                 7.2(b)
-----------------------------------------------------------------------------------------------------

Exchange Act                                                                    3.4
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                         DEFINITIONS                                          SECTION
-----------------------------------------------------------------------------------------------------
Exchange Agent                                                                  1.8
-----------------------------------------------------------------------------------------------------

Expiration Date                                                               7.1(a)
-----------------------------------------------------------------------------------------------------

First Tier Preferential Consideration                                         1.6(a)
-----------------------------------------------------------------------------------------------------

FMLA                                                                       2.20(a)(viii)
-----------------------------------------------------------------------------------------------------

FTC                                                                             5.8
-----------------------------------------------------------------------------------------------------

GAAP                                                                            2.5
-----------------------------------------------------------------------------------------------------

Governmental Entity                                                             2.4
-----------------------------------------------------------------------------------------------------

Hazardous Material                                                            2.18(a)
-----------------------------------------------------------------------------------------------------

Hazardous Material Activity                                                   2.18(b)
-----------------------------------------------------------------------------------------------------

HSR Act                                                                         2.4
-----------------------------------------------------------------------------------------------------

Information Statement                                                         5.1(a)
-----------------------------------------------------------------------------------------------------

Information Technology                                                        2.11(u)
-----------------------------------------------------------------------------------------------------

Intellectual Property                                                          2.11
-----------------------------------------------------------------------------------------------------

International Employee Plan                                                 2.20(a)(ix)
-----------------------------------------------------------------------------------------------------

IRS                                                                         2.20(a)(x)
-----------------------------------------------------------------------------------------------------

knowledge                                                                       9.2
-----------------------------------------------------------------------------------------------------

Liens                                                                       2.8(b)(vii)
-----------------------------------------------------------------------------------------------------

Loss (and Losses)                                                            7.1(b)(i)
-----------------------------------------------------------------------------------------------------

Material Adverse Effect                                                         9.2
-----------------------------------------------------------------------------------------------------

Merger                                                                       Recital A
-----------------------------------------------------------------------------------------------------

Merger Consideration                                                          1.6(b)
-----------------------------------------------------------------------------------------------------

Merger Sub                                                                   Recital A
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                         DEFINITIONS                                          SECTION
-----------------------------------------------------------------------------------------------------
Merger Sub Common Stock                                                         1.9
-----------------------------------------------------------------------------------------------------

Multi-Employer Plan                                                         2.20(a)(xi)
-----------------------------------------------------------------------------------------------------

New Shares                                                                  7.2(c)(ii)
-----------------------------------------------------------------------------------------------------

Option Plans                                                                  1.6(d)
-----------------------------------------------------------------------------------------------------

Other Filings                                                                 5.1(b)
-----------------------------------------------------------------------------------------------------

Outstanding Company Common Shares                                             1.6(a)
-----------------------------------------------------------------------------------------------------

Outstanding Series A Preferred Stock Number                                   1.6(a)
-----------------------------------------------------------------------------------------------------

Outstanding Series B Preferred Stock Number                                   1.6(a)
-----------------------------------------------------------------------------------------------------

Outstanding Series C Preferred Stock Number                                   1.6(a)
-----------------------------------------------------------------------------------------------------

Outstanding Series D Preferred Stock Number                                   1.6(a)
-----------------------------------------------------------------------------------------------------

Parent                                                                       Preamble
-----------------------------------------------------------------------------------------------------

Parent Certificate                                                            1.9(b)
-----------------------------------------------------------------------------------------------------

Parent Common Stock                                                          Recital B
-----------------------------------------------------------------------------------------------------

Parent Common Stock Price                                                     1.6(a)
-----------------------------------------------------------------------------------------------------

Parent Financial Statements                                                     3.4
-----------------------------------------------------------------------------------------------------

Parent Indemnified Parties                                                   7.1(b)(i)
-----------------------------------------------------------------------------------------------------

Parent Schedule                                                              Preamble
                                                                            Article III
-----------------------------------------------------------------------------------------------------

Patents                                                                        2.11
-----------------------------------------------------------------------------------------------------

Pension Plan                                                               2.20(a)(xii)
-----------------------------------------------------------------------------------------------------

Permit                                                                        5.1(a)
-----------------------------------------------------------------------------------------------------

Plan of reorganization                                                         1.11
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                         DEFINITIONS                                          SECTION
-----------------------------------------------------------------------------------------------------
PTO                                                                           2.11(a)
-----------------------------------------------------------------------------------------------------

Registered Intellectual Property                                               2.11
-----------------------------------------------------------------------------------------------------

Reorganization                                                                 5.16
-----------------------------------------------------------------------------------------------------

Returns                                                                      2.8(b)(i)
-----------------------------------------------------------------------------------------------------

Rule 145                                                                  5.1(f) and 5.11
-----------------------------------------------------------------------------------------------------

SEC                                                                             3.4
-----------------------------------------------------------------------------------------------------

SEC Documents                                                                   3.4
-----------------------------------------------------------------------------------------------------

Second Tier Preferential Consideration                                      1.6(c)(ii)
-----------------------------------------------------------------------------------------------------

Securities Act                                                                  3.4
-----------------------------------------------------------------------------------------------------

Securityholder Agent                                                  Preamble and 7.2(g)(i)
-----------------------------------------------------------------------------------------------------

Series A First Tier Preferential Consideration                                1.6(a)
-----------------------------------------------------------------------------------------------------

Series A Preferred Stock Exchange Ratio                                       1.6(a)
-----------------------------------------------------------------------------------------------------

Series A Preferred Stock Value                                                1.6(a)
-----------------------------------------------------------------------------------------------------

Series B First Tier Preferential Consideration                                1.6(a)
-----------------------------------------------------------------------------------------------------

Series B Preferred Stock Exchange Ratio                                       1.6(a)
-----------------------------------------------------------------------------------------------------

Series B Preferred Stock Value                                                1.6(a)
-----------------------------------------------------------------------------------------------------

Series B Second Tier Preferential Consideration                               1.6(a)
-----------------------------------------------------------------------------------------------------

Series C First Tier Preferential Consideration                                1.6(a)
-----------------------------------------------------------------------------------------------------

Series C Preferred Stock Exchange Ratio                                       1.6(a)
-----------------------------------------------------------------------------------------------------

Series C Preferred Stock Value                                                1.6(a)
-----------------------------------------------------------------------------------------------------

Series C Second Tier Preferential Consideration                               1.6(a)
-----------------------------------------------------------------------------------------------------

Series D First Tier Preferential Consideration                                1.6(a)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                         DEFINITIONS                                          SECTION
-----------------------------------------------------------------------------------------------------
Series D Preferred Stock Exchange Ratio                                       1.6(a)
-----------------------------------------------------------------------------------------------------

Series D Preferred Stock Value                                                1.6(a)
-----------------------------------------------------------------------------------------------------

Series D Second Tier Preferential Consideration                               1.6(a)
-----------------------------------------------------------------------------------------------------

Sony                                                                          6.3(m)
-----------------------------------------------------------------------------------------------------

Sony Contract                                                                 6.3(m)
-----------------------------------------------------------------------------------------------------

Stockholder's Certificate                                                     1.9(b)
-----------------------------------------------------------------------------------------------------

Surviving Corporation                                                           1.1
-----------------------------------------------------------------------------------------------------

Tax (or Taxes)                                                                2.8(a)
-----------------------------------------------------------------------------------------------------

Third Party Expenses                                                            5.4
-----------------------------------------------------------------------------------------------------

Total Outstanding Shares                                                      1.6(a)
-----------------------------------------------------------------------------------------------------

U.S. real property holding corporation                                      2.8(b)(xi)
-----------------------------------------------------------------------------------------------------

Voting Agreement(s)                                                          Recital F
-----------------------------------------------------------------------------------------------------